______________________________________________________________________

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________________________________________
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No.)
___________

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐
Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Material

☐ Soliciting Material under §240.14a-12

Simulations Plus, Inc.
(Name of Registrant as Specified In Its Charter)
______________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.
______________________________________________________________________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To be held February 12, 2026
Notice is hereby given that the Annual Meeting of Shareholders (“Meeting”) of Simulations Plus, Inc., a California corporation (the “Company”), will be held on Thursday, February 12, 2026, at 2:00 p.m. Pacific Time. We have adopted a completely virtual format for our Annual Meeting to provide a consistent and convenient experience to all shareholders regardless of location. You may attend the Meeting virtually via the Internet at www.virtualshareholdermeeting.com/SLP2026, where you will also be able to vote electronically and submit questions. You may also attend the Meeting by proxy and may submit questions ahead of the Meeting through the designated website. For further information about the virtual Meeting, please see the Questions and Answers about the Meeting beginning on the first page of the accompanying Proxy Statement. The purpose of the Meeting is as follows:

1.To elect four individuals to serve on the Company’s Board of Directors until the next Annual Meeting of Shareholders of the Company or until their successors are duly elected and qualified, subject to prior death, resignation, or removal;
2.To ratify the selection of Rose, Snyder & Jacobs LLP as the independent registered public accounting firm for the Company for the fiscal year ending August 31, 2026;

3.To approve an amendment to the Company’s 2021 Equity Incentive Plan, as amended (the “2021 Plan”), in substantially the form attached hereto as Exhibit A, to increase the number of shares authorized for issuance thereunder from 2,500,000 shares to 3,450,000 shares of common stock of the Company; and
4.To consider and transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.
All shareholders are cordially invited to attend the Meeting, although only shareholders of record at the close of business on December 15, 2025, the record date for the Meeting, will be entitled to notice of, and to vote at, the Meeting. A list of shareholders entitled to vote at the Meeting will be open to inspection by shareholders for a period of 10 days prior to the Meeting. If you would like to inspect the shareholder list, email slp@finprofiles.com. The list of shareholders will also be available during the Meeting itself through the Meeting website for those shareholders who choose to attend.
Our Board of Directors has carefully reviewed and considered the foregoing proposals and has concluded that each proposal is in the best interests of the Company and its shareholders. Therefore, the Board of Directors has approved each proposal and recommends that you vote FOR each of the director nominees included in the accompanying Proxy Statement and FOR each of the other foregoing proposals.

We have elected to provide access to our proxy materials primarily electronically via the Internet, pursuant to the “Notice and Access” method regulations promulgated by the Securities and Exchange Commission. We believe this method expedites our shareholders’ receipt of proxy materials, conserves natural resources and significantly reduces the costs of the Meeting. On or about December 29, 2025, we are mailing a one-page Notice of Internet Availability of Proxy Materials to each of our shareholders entitled to notice of and to vote at the Meeting, which contains instructions for accessing the attached Proxy Statement and our Annual Report on Form 10-K for our fiscal year ended August 31, 2025, (the “Annual Report”) via the Internet, as well as voting instructions. The Notice of Internet Availability of Proxy Materials also includes instructions on how you can receive a paper copy of your proxy materials.

Shares can be voted at the Meeting only if the holder thereof is present virtually or represented by a proxy. To ensure that your shares are represented at the Meeting, we urge you to vote your shares promptly by proxy over the Internet, by phone, or by mail by following the instructions provided in the Notice of Internet Availability of Proxy Materials you received in the mail, or, if you requested to receive printed proxy materials, you may vote by marking, dating, and signing the enclosed proxy card and returning it in the postage-paid envelope provided. We encourage you to do so even if you plan to attend the Meeting virtually. The prompt voting of your shares, regardless of the number you hold, will aid the Company in reducing the expense of additional proxy solicitation. You may revoke your proxy at any time before it has been voted at the Meeting. Please note that dissenters’ rights are not available with respect to the proposals to be voted on at the Meeting.
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on February 12, 2026. This notice of meeting, the accompanying proxy statement, and our annual report to shareholders, which includes our Annual Report, will be available on or about December 29, 2025, on www.proxyvote.com and on our website, www.simulations-plus.com.
By Order of the Board of Directors
/s/ Will Frederick
Will Frederick
Corporate Secretary
December 29, 2025

SHAREHOLDER COMMUNICATIONS	53

SHAREHOLDER PROPOSALS	54

OTHER MATTERS	54

Simulations Plus, Inc.
800 Park Offices Drive, Suite 401
Research Triangle Park, NC 27709
PROXY STATEMENT
FOR THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON FEBRUARY 12, 2026
QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING
Why am I receiving these materials?
Simulations Plus, Inc. (“we,” “us,” “our,” “Simulations Plus” or the “Company”) is making proxy materials, including this proxy statement (the “Proxy Statement”) and the related proxy card, available to our shareholders electronically via the Internet because our Board of Directors (the “Board”) is soliciting proxies to vote at the Company’s Annual Meeting of Shareholders (“Meeting”). The Notice of Internet Availability of Proxy Materials containing instructions on how to access this Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended August 31, 2025, (the “Annual Report”), and how to vote via the Internet, by phone, or by mail, is first being mailed to our shareholders of record entitled to vote at the Meeting on or about December 29, 2025. The Meeting is scheduled to be held on February 12, 2026, at 2:00 p.m. Pacific Time, via live webcast through www.virtualshareholdermeeting.com/SLP2026. You will need the 16-digit control number provided on the Notice of Internet Availability of Proxy Materials you received or your proxy card (if applicable) to vote your shares. This solicitation is for proxies for use at the Meeting or at any reconvened meeting after an adjournment or postponement of the Meeting, if applicable.
What am I voting on?
There are three matters scheduled for a vote at the Meeting:

Proposal No. 1 – To elect four individuals to serve on the Board until the next Annual Meeting of Shareholders of the Company or until their successors are duly elected and qualified, subject to prior death, resignation, or removal;
Proposal No. 2 – To ratify the selection of Rose, Snyder & Jacobs LLP (“RSJ”) as our independent registered public accounting firm for the fiscal year ending August 31, 2026; and

Proposal No. 3 – To approve an amendment to the Company’s 2021 Equity Incentive Plan, as amended (the “2021 Plan”), in substantially the form attached hereto as Exhibit A, to increase the number of shares authorized for issuance thereunder from 2,500,000 shares to 3,450,000 shares of common stock of the Company (the “Plan Amendment”).

Who can vote at the Meeting?
Only shareholders of record as of the close of business on December 15, 2025, the record date for the Meeting, will be entitled to notice of, and to vote at, the Meeting. The Company’s common stock is its only class of voting securities issued and outstanding. As of the record date, December 15, 2025, there were 20,146,585 shares of the Company’s common stock issued and outstanding.

Am I a shareholder of record for purpose of the Meeting?
If, as of the close of business on December 15, 2025, your shares were registered directly in your name with our transfer agent, Broadridge Corporate Issuer Solutions, Inc., then you are the shareholder of record for purposes of the Meeting.
What if my shares are held in an account at a brokerage firm, bank, or dealer?
If, as of the close of business on December 15, 2025, your shares were held in an account at a brokerage firm, bank, dealer or other intermediary (commonly referred to as being held in “street name”), and these proxy materials are being forwarded to you by the organization holding your account, the organization holding your account is considered the shareholder of record with respect to your shares for purposes of the Meeting, and you are considered the beneficial owner of such shares. As a beneficial owner, you have the right to direct that organization on how to vote the shares in your account.
How do I vote?

With respect to the election of directors, you may vote “for” all of the nominees proposed by the Board, withhold your vote for all of such nominees, or vote for all of such nominees except those that you specify you would like to withhold your vote for. With respect to each of the (i) ratification of RSJ as our independent registered public accounting firm for the fiscal year ended August 31, 2026, and (ii) approval of the Plan Amendment, you may vote “for” or “against” or abstain from voting altogether.

To be timely, your voting instructions must be received no later than 11:59 p.m., Eastern Time, on February 11, 2026. Please note that you may still attend the Meeting and vote virtually during the Meeting, even if you have already voted by phone or by proxy via either the Internet or mail.
Shareholders of Record: Shares Registered in Your Name
If you are a shareholder of record, you may vote your shares by proxy over the Internet, or by phone or mail by following the instructions provided in the Notice of Internet Availability of Proxy Materials you received, or, if you requested to receive printed proxy materials, you may vote by marking, dating, and signing the enclosed proxy card and returning it in the postage-paid envelope provided. Additionally, you may vote your shares virtually at the Meeting by visiting www.virtualshareholdermeeting.com/SLP2026 and using the 16-digit control number provided on the Notice of Internet Availability of Proxy Materials you received or your proxy card (if applicable).
Beneficial Owner: Shares Held in “Street Name”
If you are a beneficial owner of shares held in “street name,” you should have received instructions from the organization holding your shares that you must follow for your shares to be voted. The availability of telephonic or Internet voting will depend on the voting process of such organization. Alternatively, you may vote virtually at the Meeting by visiting www.virtualshareholdermeeting.com/SLP2026 and using the 16-digit control number provided on the Notice of Internet Availability of Proxy Materials you received or your proxy card (if applicable). However, in order to do so, you must obtain a “legal” proxy from the organization holding your shares and present it and proof of identification to the inspector of elections at the Meeting. Please contact the organization that holds your shares if you wish to obtain a “legal” proxy.
Regardless of how your shares are held, and whether or not you plan to attend the Meeting, we encourage you to vote your shares via the Internet or phone or by returning a completed proxy card to ensure that your vote is counted.

If my shares are held in “street name” by a broker or other intermediary, will my broker or intermediary vote my shares for me?
If your shares are held in “street name” and you do not instruct your broker or other intermediary on how to vote your shares, your broker or other intermediary may exercise its discretion to vote your shares only on “routine” matters.

The election of directors is considered a nonroutine matter. Consequently, without your voting instructions, your broker or other intermediary cannot vote your shares on this proposal.

The proposal to ratify the selection of RSJ as our independent registered public accounting firm is considered a routine matter. Therefore, your broker or other intermediary will be able to vote on that proposal, even if it does not receive voting instructions from you.

The Plan Amendment is considered a nonroutine matter. Consequently, without your voting instructions, your broker or other intermediary cannot vote your shares on this proposal.
How are votes counted?
Votes will be counted by the Company’s corporate secretary, who will separately count “for” and “against” votes (other than with respect to the election of directors, as to which there is no “against” vote, and there is a “withheld” vote instead), abstentions, and “broker non-votes.”
If you provide specific instructions with respect to a proposal item, your shares will be voted as you instruct on such proposal. If you sign your proxy card without giving specific instructions, your shares will be voted in accordance with the recommendations of the Board (“for” each of the director nominees identified herein, “for” each other proposal, and in the discretion of the proxy holder on any other matters that properly come before the Meeting).
What is a “broker non-vote”?
A “broker non-vote” occurs when a beneficial owner of shares held in street name does not give instructions to the broker or other intermediary holding the shares as to how to vote on matters deemed “nonroutine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or other intermediary holding the shares. If the beneficial owner does not provide voting instructions, the broker or other intermediary can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “nonroutine” matters. Under the rules and interpretations of the New York Stock Exchange, “nonroutine” matters are generally those involving a contest or a matter that may substantially affect the rights or privileges of shareholders, such as mergers, dissolutions, or shareholder proposals.
How many “for” votes are needed to approve each proposal?

Proposal No. 1: The election of directors will be decided by a plurality of votes cast. Accordingly, the four nominees receiving the highest number of “for” votes will be elected. Withheld votes and broker non-votes will have no effect on the outcome of this proposal.

Proposal No. 2: The ratification of the selection of RSJ as our independent registered public accounting firm must receive a “for” vote from the holders of a majority of the shares of our common stock represented and voting at the Meeting. In addition, the shares voting affirmatively must equal at least a majority of the quorum that is required to conduct business at each meeting; this means that the shares voting affirmatively must be greater than 25 percent of the outstanding shares entitled to vote. Abstentions and broker non-votes, if any, will have no effect. Brokers and other intermediaries generally will have discretionary authority to vote on this proposal because it is considered a routine matter, and, therefore, we do not expect broker non-votes with respect to this proposal.

Proposal No. 3: The Plan Amendment requires the affirmative vote of a majority of the shares of common stock represented and voting at the Meeting. In addition, the shares voting affirmatively must equal at least a majority of the quorum that is required to conduct business at each meeting; this means that the shares voting affirmatively must be greater than 25 percent of the outstanding shares entitled to vote. Abstentions and broker non-votes will have no effect.

How many votes do I have?
Each shareholder of record as of December 15, 2025, is entitled to cast one vote for each share of our common stock held as of the record date on each matter to come before the Meeting, except that shareholders may have cumulative voting rights with respect to the election of directors.
Cumulative voting allows a shareholder to cast a number of votes equal to the number of directors to be elected, which is four, multiplied by the number of shares such shareholder is entitled to vote. This total number of votes may be cast for one nominee or may be distributed among as many nominees as the shareholder desires. Under California law, no shareholder can cumulate votes unless, prior to voting at the Meeting, such shareholder or any other shareholder entitled to vote has given notice of his or her intention to cumulate his or her votes at the Meeting. If any shareholder properly gives such notice, then all shareholders may cumulate their votes for the election of directors. Our Board does not, at this time, intend to give such notice or to cumulate the votes it may hold pursuant to the proxies solicited herein unless the required notice by a shareholder is given, in which event shares represented by proxies solicited by this Proxy Statement may be cumulated at the discretion of the proxy holders, in accordance with the recommendation of our Board.
What is the quorum requirement?
A quorum of shareholders is necessary to conduct the business of the Meeting. A quorum will be present if at least a majority of the outstanding shares of our common stock as of the record date are present either virtually or by proxy at the Meeting. On the record date, December 15, 2025, there were 20,146,585 shares outstanding and entitled to vote. Accordingly, 10,073,293 shares must be present either virtually or by proxy at the Meeting to establish a quorum at the Meeting.
If you submit a valid proxy (by Internet, phone, or mail), regardless of whether you abstain from voting on one or more matters, your shares will be counted as present at the Meeting for purposes of determining a quorum. Broker non-votes will also be counted as present at the Meeting for purposes of determining a quorum. If there is no quorum, a majority of the shares present either virtually or by proxy at the Meeting may adjourn the Meeting to another date.
What does it mean if I receive more than one Notice of Internet Availability of Proxy Materials?
If you receive more than one Notice of Internet Availability of Proxy Materials, then your shares are registered in more than one name or are registered in different accounts. Please follow the instructions on each Notice of Internet Availability of Proxy Materials you receive to ensure that all of your shares are voted at the Meeting.
What if I vote online or return a proxy card but do not make specific choices?
If you vote online, or return a signed and dated proxy card, without marking any voting selections, all of your shares will be voted “for” the election of each of the nominees for director described herein, “for” the ratification of RSJ as our independent registered public accounting firm for the fiscal year ending August 31, 2026, and “for” the approval of the Plan Amendment. If any other matter is properly presented at the Meeting, your proxy (one of the individuals named on your Notice of Internet Availability of Proxy Materials or on your proxy card) will vote your shares using his or her best judgment.
Can I change my vote after submitting my proxy?
You can change your vote with respect to any proposal by revoking your proxy at any time prior to the close of voting with respect to that proposal at the Meeting. You may revoke your proxy in one of three ways:

•By delivering to our corporate secretary (c/o Will Frederick, Simulations Plus, Inc. P.O. Box 12317, Research Triangle Park, NC 27709) a duly executed proxy bearing a date later than the date of the proxy you wish to revoke. Such later-dated proxy must be delivered before voting begins at the Meeting.

•By delivering to our corporate secretary (c/o Will Frederick, Simulations Plus, Inc. P.O. Box 12317, Research Triangle Park, NC 27709) a written notice of revocation dated later than the date of the proxy you wish to revoke. Such written notice of revocation must be delivered before voting begins at the Meeting.
•By attending the Meeting and voting virtually at the Meeting. Bear in mind that simply attending the Meeting will not, by itself, revoke your proxy. In addition, please recall that if you are a beneficial owner of shares held in “street name” and wish to vote virtually at the Meeting, you must obtain a “legal” proxy from the organization holding your shares and present it to the inspector of elections, along with proof of identification, at the Meeting.
Following the close of voting with respect to a proposal, you may not revoke your proxy or otherwise change your vote with respect to such proposal.
Are dissenters’ rights available with respect to any proposal?
Dissenters’ rights are not available with respect to any proposal to be voted on at the Meeting.
How can I find out the results of the voting at the Meeting?
Preliminary voting results are expected to be announced at the Meeting. We will report final voting results in a Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) within four business days after the Meeting.
Who is paying for this proxy solicitation?
We are soliciting proxies from our shareholders on behalf of our Board and will pay for all costs incurred in connection with such solicitation. In addition to soliciting proxies by this Proxy Statement, our directors and employees may also solicit proxies virtually at the Meeting, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks, and other agents for the cost of forwarding proxy materials to beneficial owners.

PROPOSAL NO. 1: ELECTION OF DIRECTORS
Nomination of Directors
The Nominating & Corporate Governance Committee of the Board is charged with making recommendations to the Board regarding qualified candidates to serve as members of the Board. The Nominating & Corporate Governance Committee’s goal is to assemble a board of directors with the skills and characteristics that, taken as a whole, will assure a strong board of directors with experience and expertise in matters relevant to the Company and all aspects of corporate governance. Accordingly, the Nominating & Corporate Governance Committee believes that candidates for director should have certain minimum qualifications, including personal integrity, strength of character, an inquiring and independent mind, practical wisdom, and mature judgment. In evaluating director nominees, the Nominating & Corporate Governance Committee considers the following factors:
(1)The appropriate size of the Board;
(2)The Company’s needs with respect to particular talents and experience of its directors;
(3)The knowledge, skills, and experience of nominees in technology, business, risk management, finance, administration, and the healthcare information technology and data analytics software and services industry; and
(4)Relevant Nasdaq, SEC, California, and investor recommendations and requirements.
Other than the foregoing, there are no stated minimum criteria for director nominees, although the Nominating & Corporate Governance Committee may also consider such other factors as it deems to be in the Company’s and its shareholders’ best interests. The Nominating & Corporate Governance Committee states in its charter that it is committed to consideration of qualified directors of diverse gender, race, age, color, religion, national origin, sexual orientation, genetic information, marital status, disability, or covered veterans’ status, and seeks nominees from a broad variety of sources. Furthermore, the Nominating & Corporate Governance Committee is committed to complying with the Nasdaq board diversity rules, and, to the extent applicable, any state or other diversity related requirements. The Nominating & Corporate Governance Committee believes it is appropriate for at least one member of the Board to meet the criteria for an “audit committee financial expert,” as defined by SEC rules, and for a majority of the members of the Board to meet the definition of an “independent director” under Nasdaq listing standards.
The Nominating & Corporate Governance Committee identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to our business and who are willing to continue in service are considered for renomination, but the Nominating & Corporate Governance Committee at all times seeks to balance the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service, the Nominating & Corporate Governance Committee’s policy is to not renominate that member for reelection. The Nominating & Corporate Governance Committee identifies the desired skills and experience of a new nominee, and then uses its network of contacts to compile a list of candidates.

We do not have a formal policy concerning shareholder recommendations of nominees for director to the Nominating & Corporate Governance Committee and, to date, we have not received any recommendations from shareholders requesting the Nominating & Corporate Governance Committee to consider a candidate for inclusion among the Nominating & Corporate Governance Committee’s slate of nominees in our proxy statement. Shareholders wishing to recommend a candidate may do so by sending a written notice to the Nominating & Corporate Governance Committee, Attn: Chair, Simulations Plus, Inc., P.O. Box 12317, Research Triangle Park, NC 27709, naming the recommended candidate and providing detailed biographical and contact information for such recommended candidate. At the sole discretion of the Nominating & Corporate Governance Committee, a third-party consultant may be engaged at an appropriate fee, to help evaluate such candidate for membership to the Board. If the Nominating & Corporate Governance Committee recommends that such candidate be nominated for appointment to the Board, and the Board approves the nomination, the recommended candidate’s name will be included in the Company’s proxy statement for election by the Company’s shareholders at the appropriate time; however, shareholder approval will not be required to appoint a new director to fill a vacancy on the Board other than in connection with an annual meeting of the Company’s shareholders.

There are no arrangements or understandings between any of our directors, nominees for directors or officers, or any other person, pursuant to which any director, nominee for director, or officer was or is to be selected as a director, nominee, or officer, as applicable. To our knowledge, there currently are no legal proceedings, and during the past ten years there have been no legal proceedings, that are required to be disclosed pursuant to Item 401(f) of Regulation S-K. There are no material proceedings to which any director, officer, affiliate, or owner of record or beneficial owner of more than 5% of any class of voting securities of the Company, or any associates of any such persons, is a party averse to the Company or any of our subsidiaries (either current or previous), and to our knowledge, none of such persons has a material interest averse to the Company or any of its subsidiaries (either current or previous). To our knowledge, other than as disclosed below, during the last 5 years, none of our directors held any other directorships in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940. There are no familial relationships between any officers and directors of the Company.

The Nominating & Corporate Governance Committee has recommended, and the Board has nominated, Dr. Daniel Weiner, Dr. Walter S. Woltosz, Dr. John K. Paglia, and Sharlene Evans as nominees for election as members of our Board at the Meeting. At the Meeting, four directors will be elected to the Board.
Information Concerning Directors

NAME	AGE	POSITION WITH THE COMPANY	ELECTED DIRECTOR SINCE
Dr. Daniel Weiner	75	Board Chair	2017
Dr. Walter S. Woltosz	80	Director	1996
Dr. John K. Paglia	58	Director	2014
Sharlene Evans	61	Director	2021

DR. DANIEL WEINER has been a director of the Company since May 1, 2017, served as Lead Independent Director of the Board from October 20, 2022, to December 17, 2024, and was appointed as Chairman of the Board on December 17, 2024. Dr. Weiner is also an independent director of Simmunone, Inc. Dr. Weiner graduated from the University of Kentucky with a doctoral degree in Mathematical Statistics, with an emphasis on compartmental modeling. Dr. Weiner has served as an expert consultant to the U.S. Food and Drug Administration (“FDA”) on pharmacokinetic modeling and bioequivalence assessment and is the 2022 American Society for Clinical Pharmacology & Therapeutics (“ASCPT”) recipient of the Sheiner-Beal Award in Pharmacometrics. Dr. Weiner is a Fellow of the American Statistical Association (“ASA”). Dr. Weiner has held senior management positions at companies such as Merrell Dow Pharmaceuticals; Statistical Consultants, Inc. (founder); Syntex Development Research; Certara Inc.; Pharsight Corp.; Quintiles, Inc. (now IQVIA); and IVAX Research, where he had operational responsibilities as well as assisting with M&A activities. Dr. Weiner is an Adjunct Professor with the Division of Pharmacotherapy and Experimental Therapeutics in the School of Pharmacy, University of North Carolina. He is the original designer/author of the WinNonlin family of PK/PD Modeling Software and is the co-author of Pharmacokinetic and Pharmacodynamic Data Analysis: Concepts and Applications. Dr. Weiner previously served as a Board member of DILIsym Services, Inc. (“DILIsym”), which was merged into the Company in September 2021. We believe that Dr. Weiner’s extensive industry knowledge, expertise, and experience make him a qualified candidate for the Board.

DR. (HON) WALTER S. WOLTOSZ is a cofounder of the Company, served as its Chief Executive Officer until June 26, 2018, and has served as a director of the Company since June 1996, including as Chairman of the Board from July 17, 1996 to December 17, 2024. As author/coauthor of over 70 technical publications, conference papers, and two book chapters over 25 years, his expertise in pharmacokinetics and machine-learning methodology for pharmaceutical research is well-recognized. He is also a significant investor in, and independent director of, the Vulcan Line Tools Inc. in Birmingham, Alabama and of Protector Innovations, Inc. in Auburn, Alabama.. He was confirmed as a Trustee for Auburn University by the Alabama Senate on March 21, 2024, for a seven-year term that will expire on March 20, 2031. Prior to cofounding the Company, Dr. Woltosz served in the United States Air Force as a missile systems analyst; as an electronics engineer with the Federal Aviation Administration; with Northrop Services developing simulation/optimization software for the space shuttle ascent trajectory; and with the Thiokol corporation, Air Force Rocket Propulsion Laboratory, and United Technologies Corporation Chemical Systems Division as a rocket motor engineer. In 1981, he established Words+, Inc., a company that designs, manufactures, and sells computer-based communication systems, including the system formerly used by Professor Stephen Hawking. Dr. Woltosz holds the Distinguished Auburn Engineer Award, Auburn Alumni

Association Lifetime Achievement Award, and is a member of the State of Alabama Engineering Hall of Fame. He is a member of the Auburn Alumni Engineering Council, the Engineering Keystone Society, the Engineering Eagles Society, and the Engineering Ginn Society, as well as the 1856 Society and the Pat Dye Society. Dr. Woltosz holds Bachelor’s and Master’s degrees in aerospace engineering, and an honorary Doctor of Science (D.Sc.) from Auburn University, as well as a Master’s degree in administrative science from the University of Alabama, Huntsville. We believe that Dr. Woltosz’s knowledge of the industry, his 28 years with the Company, and his 31 years of experience running Words+ make him a qualified candidate for the Board.

DR. JOHN K. PAGLIA, has served as one of our directors and audit committee chair since December 3, 2014. Dr. Paglia is also an independent board director and audit committee chair for Aeluma, Inc. (NASDAQ: ALMU), and as an advisor to venture capital firms and startup companies. After 25 years with Pepperdine University’s Graziadio School of Business, serving in a variety of academic and leadership roles, John retired in July 2025 with the honorary title of Professor Emeritus of Finance. He also served as a consultant to the Library of Congress and the U.S. Congress, where he testified as an expert on the Small Business Administration’s private equity and venture capital program. John is a recipient of several prestigious industry awards for his work on the financing and capital markets. Dr. Paglia holds a Ph.D. in Business Administration (Finance), an MBA, a B.S. in Finance, and is a Certified Public Accountant, Chartered Financial Analyst, and is NACD Directorship Certified™. We believe his knowledge of technical accounting issues and business experience qualify him as an expert in financial matters and as a qualified candidate for the Board.

SHARLENE EVANS was appointed as a director of the Company as of December 1, 2021. Ms. Evans received a Bachelor’s degree in Industrial Engineering from Auburn University, and graduated from Purdue University with a Master’s degree in Industrial Engineering. Ms. Evans has a proven track as an executive leading the Human Resources function as well as a consultant in executing large-scale improvement projects across complex, multisite organizations for Fortune 500 clients. She currently serves as a Partner/People Leader for sfor Rubicon Management Consultants. She was previously Chief People Officer-Americas for ‘EFESO Management Consultants, a Principal Director at Accenture, where she led deployment of capabilities in organization design, change management, and leadership development as part of client transformation projects. Prior to Accenture’s acquisition of Myrtle Consulting Group, a change management and operations consulting firm, Ms. Evans served as the Chief People Officer at Myrtle Consulting Group, where she was responsible for the internal people processes to support Myrtle employees. Ms. Evans also led the team responsible for the development and delivery of the people and organization capabilities and service offerings provided to Myrtle clients. Prior to joining Myrtle, Ms. Evans was the Vice President of People and Organization at SSA & Company from January 2016 to June 2019. Her prior consulting experience also includes Hitachi Consulting, Celerant Consulting, and Ernst & Young Consulting. She also held industry roles at Eli Lilly and Company and Dell. We believe that Ms. Evans’ executive record, with over 27 years of experience in operations, human resources, and personnel development, makes her a qualified candidate for the Board.
Vote Required

Each of the four nominees for director must be elected by a plurality of votes cast by holders of our common stock at the Meeting. If a quorum is present and voting at the Meeting, the four nominees receiving the highest number of “FOR” votes will be elected.

Votes withheld for any nominee and broker non-votes will be counted only for purposes of determining a quorum and will have no effect on this proposal.
Board Recommendation
The Board recommends that you vote all of your shares “FOR” the election to the Board of each of the nominees described in this Proposal No. 1.

PROPOSAL NO. 2: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Background

The Audit Committee of the Board has selected Rose, Snyder & Jacobs, LLP as our independent registered public accounting firm for the fiscal year ending August 31, 2026, and has further directed us to submit the selection of RSJ as our independent registered public accounting firm for ratification by our shareholders at the Meeting. Representatives of RSJ are expected to be electronically present via phone call at the Meeting. The representatives of RSJ will have an opportunity to make a statement at the Meeting, if they so desire, and will be available to respond to appropriate questions.

Neither our governing documents nor any applicable laws require shareholder ratification of the selection of RSJ as our independent registered public accounting firm. However, the Audit Committee is submitting the selection of RSJ to our shareholders for ratification as a matter of good corporate practice. If our shareholders do not ratify the selection, the Audit Committee will reconsider its selection of RSJ and will either continue to retain the firm or appoint a new independent registered public accounting firm, in its discretion. Even if the selection is ratified, however, the Audit Committee, in its discretion, may appoint a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our best interests and those of our shareholders.
Independent Registered Public Accounting Firm Fee Information
On April 15, 2025, the Audit Committee dismissed Rose, Snyder & Jacobs LLP (“RSJ”) as the Company’s independent registered public accounting firm and approved the engagement of Grant Thornton LLP (“Grant Thornton”) to audit the Company’s consolidated financial statements for the fiscal year ending August 31, 2025. RSJ’s report on the Company’s consolidated financial statements for the fiscal year ended August 31, 2024, did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles. During the Company’s fiscal years ended August 31, 2024, and August 31, 2023, and the subsequent interim period through April 15, 2025, there were (i) no disagreements with RSJ on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that, if not resolved to RSJ’s satisfaction, would have caused RSJ to make reference to the subject matter of the disagreement in connection with its report, and (ii) no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K. RSJ provided a letter addressed to the SEC stating that it agreed with the foregoing statements concerning RSJ.
On July 9, 2025, the Audit Committee dismissed Grant Thornton and re-appointed RSJ to audit the Company’s consolidated financial statements for the fiscal year ending August 31, 2025, including reviews of interim periods therein. During the period of Grant Thornton’s engagement from April 15, 2025, through July 9, 2025, the Company and Grant Thornton discussed matters regarding segment reporting and reporting-unit determinations and evaluated certain internal controls over financial reporting; the Company did not identify any reportable events as defined in Item 304(a)(1)(v) of Regulation S-K. In accordance with Item 304(a)(3), the Company provided Grant Thornton with a copy of the Current Report on Form 8-K regarding this change and requested that Grant Thornton furnish a letter addressed to the SEC stating whether it agreed with the Company’s statements. Grant Thornton furnished such a letter dated July 14, 2025, in which it stated that it disagreed with the Company’s statements in the paragraph describing those matters and noted that the matters were not resolved to Grant Thornton’s satisfaction as of the date of its termination.
The letters from RSJ and Grant Thornton to the Securities and Exchange Commission referenced above are filed as Exhibit 16.1 and 16.2, respectively, in our Annual Report on Form 10-K filed December 1, 2025.

Except as described above, there were no other changes in or disagreements with the Company’s accountants on accounting and financial disclosure during the two most recent fiscal years and the subsequent interim period.

The following table sets forth the aggregate fees billed by RSJ for the services indicated for each of the last two fiscal years:

	Fiscal Year Ended August 31, 2025	Fiscal Year Ended August 31, 2024
Audit Fees(1)	$349,500	$460,500
Audit-Related Fees(2)	17,500	15,500
Tax Fees(3)	3,500	3,500
All Other Fees	—	—
Total Fees	$370,500	$479,500
(1)Includes fees for (i) the audit of our annual financial statements for the fiscal years ended August 31, 2025, and 2024 included in our Annual Reports on Form 10-K, (ii) the review of our interim period financial statements for fiscal years 2025 and 2024 included in our Quarterly Reports on Form 10-Q, and (iii) related services that are normally provided in connection with regulatory filings or engagements.
(2)Includes fees related to the audit of our 401K profit share plan and other assurance services.
(3)Represents the aggregate fees billed for tax compliance related to Form 1099 and Form 3921 filings for fiscal year 2025.

Audit Committee Policy Regarding Preapproval of Audit and Permissible Non-audit Services of Our Independent Registered Public Accounting Firm
The Audit Committee has adopted policies and procedures for the preapproval of all audit and non-audit services to be rendered by our independent registered public accounting firm. Under the policies and procedures, the Audit Committee generally preapproves specified services in defined categories based on estimated amounts. Preapproval may also be given as part of the Audit Committee’s approval of the scope of the engagement of the independent registered public accounting firm or on a case-by-case basis for specific tasks before engagement. The Audit Committee has delegated the preapproval of services to the chair of the Audit Committee, who is required to report each preapproval to the full Audit Committee no later than its next meeting. All of the Audit Fees and Audit-Related Fees set forth in the table above were approved by the Audit Committee.
Vote Required

Approval of this Proposal No. 2 requires the affirmative “for” vote from holders of a majority of the shares of our common stock represented and voting at the Meeting. In addition, the shares voting affirmatively must equal at least a majority of the quorum that is required to conduct business at each meeting; this means that the shares voting affirmatively must be greater than 25 percent of the outstanding shares entitled to vote.

Abstentions and broker non-votes, if any, will have no effect. Brokers and other intermediaries generally will have discretionary authority to vote on this proposal because it is considered a routine matter, and, therefore, we do not expect broker non-votes with respect to this proposal.
Board Recommendation
The Board recommends a vote “FOR” the ratification of the selection by the Audit Committee of RSJ as our independent registered public accounting firm for the fiscal year ending August 31, 2026.

PROPOSAL NO. 3: APPROVAL OF AMENDMENT TO 2021 EQUITY INCENTIVE PLAN

At the Meeting, our shareholders will be asked to approve an amendment to our 2021 Plan, in the form attached hereto as Exhibit A, to increase the number of shares authorized for issuance thereunder from 2,500,000 shares to 3,450,000 shares of common stock of the Company (the “Plan Amendment”).

Background

On April 9, 2021, our Board approved, subject to shareholder approval, the adoption of our 2021 Plan. Our shareholders approved the 2021 Plan at the special meeting of shareholders held on June 23, 2021. On October 20, 2022, the Board approved, subject to shareholder approval, an amendment to the 2021 Plan to increase the aggregate number of shares of common stock reserved for issuance thereunder from 1,200,000 to 1,550,000 shares, which amendment was approved by our shareholders at the annual meeting of shareholders held on February 9, 2023, and was adopted by the Company on the same day. On October 19, 2023, the Board approved, subject to shareholder approval, the Plan Amendment to increase the aggregate number of shares of common stock reserved for issuance under our 2021 Plan from 1,550,000 to 2,500,000 shares. On October 16, 2025, the Board approved, subject to shareholder approval, an amendment to increase the aggregate number of shares of common stock reserved for issuance under our 2021 Plan from 2,500,000 to 3,450,000 shares. If approved by our shareholders at the Meeting, the Plan Amendment will be effective as of the date of such approval.

The 2021 Plan allows for the grant of a variety of equity vehicles to provide flexibility in implementing equity awards, including stock options, restricted stock awards, restricted stock units, stock bonus awards, and performance-based awards. The purposes of the 2021 Plan are:

•to promote the success and enhance the value of the Company by linking the personal interests of the Company’s officers, directors, employees, and service providers to those of the Company’s shareholders and, by providing such individuals with an incentive for performance, to generate returns to the Company’s shareholders; and

•to provide the Company flexibility to motivate, attract, and retain the services of officers, directors, employees, and service providers, upon whose judgment, interest, and special effort the successful conduct of the Company’s operation is largely dependent.

As of December 15, 2025, an aggregate of 2,500,000 shares of common stock were reserved for issuance under our 2021 Plan. As of December 15, 2025, approximately 2,568,762 shares of our common stock were subject to outstanding awards under the 2021 Plan and 410,131 shares of common stock were available for future awards under the 2021 Plan. The Board believes that an increase in the number of authorized shares of common stock is necessary for the continued optimal use of the 2021 Plan.

Reasons for Approval of Plan Amendment

The market for quality personnel is competitive, and the ability to obtain and retain competent personnel is of great importance to the Company’s business operations. We believe that providing equity incentives as a component of our compensation and total rewards offering enhances our ability to attract and retain highly qualified officers, directors, and employees, and to motivate such individuals to serve the Company and to expend maximum effort to improve our business results by providing to those individuals an opportunity to acquire or increase a direct proprietary interest in our operations and future success. The Plan Amendment will also allow us to continue to promote greater ownership in our Company by our officers, directors, and employees in order to align their interests more closely with the interests of our shareholders.

If our shareholders do not approve the Plan Amendment at the Meeting, the Plan Amendment will not become effective, and the number of shares of common stock authorized for issuance under the 2021 Plan will remain at 2,500,000 shares of common stock. The Company does not believe this will be a sufficient number of shares to provide adequate equity incentive compensation to Company employees and directors during fiscal 2026.

Description of the 2021 Plan

The principal features of the 2021 Plan are summarized below; however, the summary is qualified in its entirety by reference to the 2021 Plan itself, including the First and Second Amendment to the 2021, copies of which are attached as Exhibit 10.6, 10.8 and 10.15, respectively, of our Annual Report.

Purposes

The 2021 Plan provides a means to retain the services of the group of persons eligible to receive awards, to secure and retain the services of new members of this group, and to provide incentives for such persons to exert maximum efforts for the success of the Company and its affiliates. All of the employees, as well as officers, non-employee directors, and service providers of the Company and its affiliates, are eligible to participate in the 2021 Plan.

Summary of Key Terms of the 2021 Plan

Plan Term:	Ten years.
Eligible Participants:	Employees (including officers), directors, and service providers of both the Company and its affiliates.
Shares Authorized:	2,500,000 shares of the Company’s common stock.
Award Types:	(i) Incentive Stock Options; (ii) Nonstatutory Stock Options; (iii) Restricted Stock awards, (iv) Restricted Stock Units; (v) Stock Bonus awards; and (vi) Performance-Based Awards.
Vesting; Minimum Periods; Discretionary Vesting; Dividends on Unvested Shares:	Vesting schedules are determined by the administrator when each award is granted. Except as to a maximum of five percent (5%) of the number of shares reserved and available for grant and issuance under the 2021 Plan, any awards that vest on the basis of the participant’s continued service will have a minimum vesting period of one year (such requirement, the “Minimum Vesting Requirement”). In addition, the administrator may not use discretion to accelerate the vesting of plan awards (subject to a maximum five percent (5%) of shares under the 2021 Plan that may be accelerated) other than in connection with a death, disability, or a change in control (where a participant terminates employment in certain situations or equity awards are not assumed or substituted for in the transaction). No dividend payments will be made on unvested shares subject to grants under the 2021 Plan, but instead any dividends will be deferred until the relevant awards become vested.
Award Terms:	Stock options have a term no longer than ten years from the date the options were granted, except in the case of incentive stock options granted to holders of more than 10% of the Company’s voting power, which have a term no longer than five years.
Repricing and Buyout Prohibited Without Shareholder Approval:	Repricing, or reducing the exercise price of outstanding options or any similar employee program, or buying out options, without shareholder approval is prohibited under the 2021 Plan.
Recoupment:	Awards (and gains realized with respect to such awards) under the 2021 Plan will be subject to recoupment to the extent that an executive officer is determined to have engaged in fraud or intentional illegal conduct materially contributing to a financial restatement, pursuant to a clawback or recoupment policy to be adopted by the Board, or required by law during a participant’s employment or service.

Administration

As permitted by the terms of the 2021 Plan, the Board has delegated administration of the 2021 Plan to the Compensation Committee of the Board. As used herein with respect to the 2021 Plan, the “Board” refers to any committee the Board appoints as well as to the Board itself. Subject to the provisions of the 2021 Plan, the Board has the power to construe and interpret the 2021 Plan and awards granted under it and to determine the persons to whom and the dates on which awards will be granted, the number of shares of common stock to be subject to each award, the time or times during the term of each award within which all or a portion of such award may be exercised, the exercise price, the type of consideration, and other terms of the award. All decisions, determinations, and interpretations by the Board regarding the 2021 Plan shall be final and binding on all participants or other persons claiming rights under the 2021 Plan or any award.

In the discretion of the Board, a committee may consist solely of two or more nonemployee directors in accordance with Rule 16b-3 of the Exchange Act. The Board has the power to delegate administration of the 2021 Plan to a committee composed of not fewer than two members of the Board.

Stock Subject to the 2021 Plan

Currently, an aggregate of 2,500,000 shares of common stock are reserved for issuance under the 2021 Plan. If this Proposal is approved by our shareholders, the number of shares of common stock reserved for issuance under the 2021 Plan will be increased to 3,450,000 shares. Shares issued under the 2021 Plan may be previously unissued shares or reacquired shares of the Company’s common stock bought on the market or otherwise.

If awards granted under the 2021 Plan expire or otherwise terminate without being exercised, or if any shares of common stock issued to a participant pursuant to an award are cancelled, forfeited to, or repurchased by the Company at the original purchase price, such shares of common stock again become available for issuance under the 2021 Plan. If any shares subject to an award are not delivered to a participant because such shares are withheld for the payment of taxes or the award is exercised through a “cashless exercise,” or if shares subject to an award are withheld to satisfy tax withholding obligations related to such award, such shares shall no longer be available for the grant of awards under the 2021 Plan. Notwithstanding the foregoing, and subject to the terms of the 2021 Plan, the aggregate maximum number of shares of common stock that may be issued as incentive stock options will be 2,500,000 shares of common stock, which maximum aggregate amount will increase to 3,450,000 shares if this Proposal is approved by our shareholders.

Eligibility

Incentive stock options may be granted under the 2021 Plan only to employees (including officers) of the Company and its affiliates. Employees (including officers and employees providing services to the Company or an affiliate in a foreign country through an agreement with such country or an agency), directors, and service providers of both the Company and its affiliates are eligible to receive all other types of awards under the 2021 Plan.

No incentive stock option may be granted under the 2021 Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of the Company or any affiliate of the Company, unless the exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant and the term of the option does not exceed five years from the date of grant. In addition, the aggregate fair market value, determined at the time of grant, of the shares of common stock with respect to which incentive stock options are exercisable for the first time by a participant during any calendar year (under the 2021 Plan and all other such plans of the Company and its Affiliates) may not exceed $100,000.

Terms of Stock Options

The following is a description of the permissible terms of stock options issuable under the 2021 Plan. Individual option grants may be more restrictive as to any or all of the permissible terms described below.

Exercise Price; Payment. The exercise price of incentive stock options may not be less than 100% of the fair market value of the stock subject to the option on the date of the grant and, in some cases (see “Eligibility” above), may not be less than 110% of such fair market value. The exercise price of nonstatutory options shall be determined by the Board.

Acceptable consideration for the purchase of common stock issued under the 2021 Plan will be determined by the Board and may include cash, common stock previously owned by the optionee, a deferred payment arrangement, the cashless exercise of the option, consideration received in a “cashless” broker-assisted sale, and other legal consideration approved by the Board.

Option Exercise. Stock options granted under the 2021 Plan may become exercisable (“vest”) in cumulative increments as determined by the Board. Such increments may be based on continued service to the Company over a certain period of time, the occurrence of certain performance milestones, or other criteria. Stock options granted under the 2021 Plan may be subject to different vesting terms. Except as to a maximum of 5% of the number of shares reserved and available for grant and issuance under the 2021 Plan, any options that vest on the basis of the participant’s continued service will have a minimum vesting period of one year. In addition, the plan administrator may not use discretion to accelerate the vesting of options (subject to a maximum 5% of shares under the 2021 Plan that may be accelerated) other than in connection with a death, disability, or a change in control (where a participant terminates employment in certain situations or equity awards are not assumed or substituted for in the transaction). To the extent provided by the terms of an option, a participant may satisfy any federal, state, or local tax withholding obligation relating to the exercise of such option by a cash payment upon exercise, by authorizing the Company to withhold a portion of the stock otherwise issuable to the participant, or by such other method as may be set forth in the option agreement.

Term. The maximum term of stock options issued under the 2021 Plan is 10 years, except that in certain cases (see “Eligibility” above) the maximum term of certain incentive stock options is five years. Stock options under the 2021 Plan generally terminate 60 days after termination of the participant’s service unless (i) such termination is due to the participant’s disability, in which case the option may, but need not, provide that it may be exercised (to the extent the option was exercisable at the time of the termination of service) at any time within six months of such termination; (ii) the participant dies before the participant’s service has terminated, or within three months after termination of such service, in which case the option may, but need not, provide that it may be exercised (to the extent the option was exercisable at the time of the participant’s death) within 12 months of the participant’s death by the person or persons to whom the rights to such option pass by will or by the laws of descent and distribution; or (iii) the option by its terms specifically provides otherwise. If an optionee’s service with the Company, or any affiliate of the Company, ceases with cause, the option will terminate at the time the optionee’s service ceases. In no event may an option be exercised after its expiration date.

A participant’s option agreement may provide that if the exercise of the option following the termination of the participant’s service would be prohibited because the issuance of stock would violate the registration requirements under the Securities Act of 1933, as amended (the “Securities Act”), then the option will terminate on the earlier of (i) the expiration of the term of the option or (ii) three months after the termination of the participant’s service during which the exercise of the option would not be in violation of such registration requirements.

Restrictions on Transfer. Incentive stock options are not transferable except by will or by the laws of descent and distribution, provided that a participant may designate a beneficiary who may exercise an option following the participant’s death. Nonstatutory stock options are transferable to the extent provided in the option agreement.

Terms of Stock Bonuses and Restricted Stock Awards

Stock bonus awards and restricted stock awards are granted through a stock bonus award agreement or restricted stock award agreement.

Payment. Subject to certain limitations, the purchase price for restricted stock or stock bonus awards must be at least the par value of our common stock. The purchase price for a stock purchase award may be payable in cash or any other form of legal consideration approved by the Board. Stock bonus awards may be granted in consideration for the recipient’s past services for the Company.

Vesting. Common stock under a restricted stock or stock bonus award agreement may be subject to a share repurchase option or forfeiture right in our favor, each in accordance with a vesting schedule and subject to the Minimum Vesting Requirement. If a recipient’s service relationship with us terminates, we may reacquire or receive via forfeiture all of the shares of our common stock issued to the recipient pursuant to a restricted stock or stock bonus award that have not vested as of the date of termination.

Restrictions on Transfer. Rights under a stock bonus or restricted stock bonus agreement may be transferred only as expressly authorized by the terms of the applicable stock bonus or restricted stock purchase agreement.

Dividends. No dividend payments will be made on unvested shares of restricted stock, but instead, any dividends will be deferred until the relevant awards become vested.

No stock bonuses or restricted stock awards have been issued under the 2021 Plan through August 31, 2025.

Restricted Stock Unit Awards

Restricted stock unit awards are issued pursuant to a stock unit award agreement.

Payment. Subject to certain limitations, the consideration, if any, for restricted stock unit awards must be at least the par value of our common stock. The consideration for a stock unit award may be payable in any form acceptable to the Board and permitted under applicable law.

Vesting and Settlement. The Board may impose any restrictions or conditions upon the vesting of restricted stock unit awards, or that delay the delivery of the consideration after the vesting of stock unit awards, that it deems appropriate consistent with the Minimum Vesting Requirement. Restricted stock unit awards may be settled in cash or shares of the Company’s common stock, as determined by the Board. No dividend payments will be made on unvested restricted stock unit awards, but instead, any dividends will be deferred until the relevant awards become vested.

Termination of Service. If a restricted stock unit award recipient’s service relationship with the Company terminates, any unvested portion of the restricted stock unit award is forfeited upon the recipient’s termination of service.

No restricted stock unit awards have been issued under the 2021 Plan through August 31, 2025.

Performance-Based Awards

The Board may grant awards under the 2021 Plan that are designated “Performance-Based Awards.” Generally, Performance-Based Awards require satisfaction of pre-established performance goals, consisting of one or more business criteria and a targeted performance level with respect to such criteria as a condition of awards being granted or becoming exercisable, or as a condition to accelerating the timing of such events. Performance may be measured over a period of any length specified by the Board. If so determined by the Board, the business criteria used by the Board in establishing performance goals applicable to performance awards to our named executive officers will be selected from among the following: (i) net earnings (either before or after interest, taxes, depreciation, and amortization), sales or revenue, net income (either before or after taxes), operating earnings, cash flow (including, but not limited to, operating cash flow and free cash flow), (ii) return on net assets, (iii) return on shareholders’ equity, (iv) return on sales, (v) gross or net profit margin, (vi) working capital, (vii) earnings per share and price per share of common stock, or (viii) the achievement of certain milestones, customer retention rates, licensing, partnership, or other strategic transactions, or obtaining a specified level of financing for the Company, as determined by the Board, including the issuance of securities, or the achievement of one or more corporate, business unit, or individual scientific or inventive measures.

No performance-based awards have been issued under the 2021 Plan through August 31, 2025.

Adjustment Provisions

Transactions not involving receipt of consideration by the Company, such as recapitalization, reincorporation, reclassification, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, or a change in corporate structure may change the type(s), class(es), and number of shares of common stock subject to the 2021 Plan and outstanding awards. In that event, the 2021 Plan will be appropriately adjusted as to the type(s), class(es), and the maximum number of shares of common stock subject to the 2021 Plan, and outstanding awards will be adjusted as to the type(s), class(es), number of shares, and price per share of common stock subject to such awards.

Effects of Certain Corporate Transactions

In the event of a merger, sale of all or substantially all of the assets of the Company, or other change of control transaction, unless otherwise determined by the Board, all outstanding awards will be subject to the agreement governing such merger, asset sale, or other change of control transaction. Such agreement need not treat all such awards in an identical manner, and it will provide for one or more of the following with respect to each award: (i) the continuation of the award, (ii) the assumption of the award, (iii) the substitution of the award, or (iv) the payment of the excess of the fair market value of the shares subject to the award over the exercise price or purchase price of such shares. In the event the successor corporation refuses to either continue, assume, or substitute the shares subject to the award pursuant to the terms of the 2021 Plan, or to pay the excess of the fair market value of the shares subject to the award over the exercise price or purchase price of such shares, then outstanding awards shall vest and become exercisable as to 100% of the shares subject thereto contingent upon the consummation of such change of control transaction.

Duration, Amendment and Termination

The Board may suspend or terminate the 2021 Plan without shareholder approval or ratification at any time or from time to time. Unless sooner terminated, the 2021 Plan will terminate on April 9, 2031, which is the tenth anniversary of the date of its adoption by the Board.

The Board has authority to amend or terminate the 2021 Plan. No amendment or termination of the 2021 Plan shall adversely affect any rights under awards already granted to a participant unless agreed to by the affected participant. Additionally, no action may be taken by the Board without shareholder approval to (i) permit the repricing or buyout of outstanding stock options under the 2021 Plan, or (ii) otherwise implement any amendment required to be approved by shareholders to comply with applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any non-U.S. jurisdiction applicable to awards granted to residents therein.

New Plan Benefits

At the present time, no specific determination has been made as to the grant or allocation of future awards under the 2021 Plan. Future awards to the Company’s executive officers and employees are discretionary. Therefore, at this time the benefits that may be received by the Company’s executive officers and other employees if the Company’s shareholders approve the Plan Amendment cannot be determined. Because the value of stock issuable to the Company’s non-employee directors under the 2021 Plan will depend on the fair market value of the Company’s common stock at future dates, it is not possible to determine exactly the benefits that might be received by the Company’s non-employee directors under the 2021 Plan.

Awards under the 2021 Plan as of the end of fiscal 2025:

	Number of Shares	Number of Options	Weighted Average Exercise Price for Options
Balance, beginning of the period (September 1, 2024)	37,940	1,905,881	$37.64
Granted	23,195	392,750	$32.01
Cancelled / Forfeited	—	(374,833)	$35.14
Balance, end of the period (August 31, 2025)	61,135	1,923,798	$36.98

Vested (and, in the case of options, exercisable), end of the period (August 31, 2025)	61,135	960,794	$35.51
Vested and expected to vest, end of the period (August 31, 2025)	61,135	1,851,552	$37.04

Current Awards under the 2021 Plan:

The following table summarizes the awards outstanding and shares available for grant under the 2021 Plan as of December 15, 2025, and the proposed increase in shares authorized for issuance pursuant to the Plan Amendment:

	Number of Shares and Options	Weighted Average Exercise Price of Options	Weighted average remaining term (in years)	As a % of Shares Outstanding (1)	Dollar Value (2)
Options Outstanding (3)	2,568,762	$31.29	7.23	12.75%	49,911,046
Shares issued to directors (3)	69,990	N/A	N/A	0.35%	1,359,906
Shares available for grant	410,131	N/A	N/A	2.04%	7,968,845
Proposed increase in shares available for issuance under 2021 Plan and Plan Amendment	950,000	N/A	N/A	4.72%	18,458,500

(1)Based on 20,146,585 shares of our common stock outstanding as of December 15, 2025.
(2)Based on the closing price of our common stock on December 15, 2025, of $19.43 per share.
(3)The only type of awards that have been granted under our 2021 Plan as of December 15, 2025 were stock options and shares of common stock.

In fiscal years 2023, 2024, and 2025, the number of shares subject to awards granted under the Company’s equity incentive plans during each such fiscal year were as follows:

2023	2024	2025
478,565	609,075	415,945

Federal Income Tax Information

The following is a brief summary of the current federal income tax consequences that generally apply with respect to awards that may be granted under the 2021 Plan and is based upon laws, regulations, rules, and decisions now in effect, all of which are subject to change. The following summary is intended for general information only and does not purport to be a complete analysis of all of the potential tax effects of the 2021 Plan. This summary does not describe any foreign, state, or local tax consequences, or various other rules that could apply to a particular individual or to the Company and its subsidiaries under certain circumstances (and references to the Company in this section include the applicable subsidiary, if any). This summary is not tax advice and is not intended or written to be used (and cannot be used by any taxpayer) to avoid penalties that may be imposed on a taxpayer. Tax implications may vary due to individual circumstances. Participants should consult their personal tax advisors about the tax consequences related to awards under the 2021 Plan. Tax consequences are not guaranteed.

Incentive Stock Options. Incentive stock options under the 2021 Plan are intended to be eligible for the federal income tax treatment accorded “incentive stock options” under the Code.

There generally are no federal income tax consequences to the participant or the Company by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may give rise to or increase alternative minimum tax liability for the participant.

If a participant holds stock acquired through exercise of an incentive stock option for more than two years from the date on which the option is granted and more than one year from the date on which the shares are transferred to the participant upon exercise of the option, any gain or loss on a disposition of such stock will be a long-term capital gain or loss if the participant held the stock for more than one year.

Generally, if the participant disposes of the stock before the expiration of either of these holding periods (a “disqualifying disposition”), then at the time of disposition the participant will realize taxable ordinary income equal to the lesser of (i) the excess of the stock’s fair market value on the date of exercise over the exercise price, or (ii) the participant’s actual gain, if any, on the purchase and sale. The participant’s additional gain or any loss upon the disqualifying disposition will be a capital gain or loss, which will be long-term or short-term depending on whether the stock was held for more than one year.

To the extent the participant recognizes ordinary income by reason of a disqualifying disposition, the Company will generally be entitled (subject to the requirement of reasonableness and the satisfaction of a tax reporting obligation) to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

Nonstatutory Stock Options, Restricted Stock Purchase Awards, Restricted Stock Units and Stock Bonuses. Nonstatutory stock options, restricted stock purchase awards, restricted stock units and stock bonuses granted under the 2021 Plan generally have the federal income tax consequences described below.

There generally are no tax consequences to the participant or the Company by reason of the grant of these awards. However, if the exercise price of a nonstatutory stock option can, at any time, be less than the fair market value of the stock on the grant date, Section 409A of the Code imposes ordinary income and employment tax liability on the participant as the option vests in an amount equal to the difference between the fair market value of the stock on the vesting date and the exercise price. In addition, Section 409A imposes a penalty of 20% of such amount and an interest charge. The Company would be responsible for withholding these tax amounts. Upon acquisition of the stock under any of these awards (or settlement of restricted stock units in cash), the participant normally will recognize taxable ordinary income equal to the excess, if any, of the stock’s fair market value on the acquisition date over the purchase price. However, to the extent the stock is subject to certain types of vesting restrictions, the taxable event will be delayed until the vesting restrictions lapse unless the participant elects to be taxed on receipt of the stock. With respect to employees, the Company is generally required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the participant.

Upon disposition of the stock, the participant will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon acquisition (or vesting) of the stock. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year. Slightly different rules may apply to participants who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

Dividends and Dividend Equivalent Rights. No taxable income should be recognized upon receipt of a dividend equivalent right award in connection with the receipt of another award under the 2021 Plan. A participant will recognize ordinary income in the year in which a dividend or distribution, whether in cash, securities, or other property, is paid on an unrestricted basis to the participant. The amount of that income will be equal to the fair market value of the cash, securities, or other property received. The Company is generally required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized, and the Company will generally be entitled to a business expense deduction equal to the amount of the taxable ordinary income recognized by the participant at the time the dividend or distribution is paid to such participant. That deduction will generally be taken for the taxable year in which such ordinary income is recognized.

Section 162(m) of the Code. Section 162(m) of the Code limits deductibility of compensation in excess of $1 million paid to certain executives. The Compensation Committee intends to maximize the tax deductibility of compensation paid to executive officers where possible. However, the Compensation Committee may authorize the payment of compensation to our executive officers that may not be deductible due to the limit imposed by Section 162(m) of the Code in order to continue to attract and retain superior talent.

Sections 280G and 4999 of the Code. Sections 280G and 4999 of the Code impose penalties on persons who pay and persons who receive so-called excess parachute payments. A parachute payment is the value of any amount that is paid to Company officers (or other disqualified individuals) on account of a change in control. If total parachute payments from all sources, including but not limited to stock-based compensation plans, equal or exceed three times an officer’s (or other disqualified individual’s) base amount, meaning his or her five-year average taxable compensation, a portion of the parachute payments above one times the base amount will constitute an excess parachute payment. Because of Section 4999 of the Code, the officer (or other disqualified individual) must pay an excise tax equal to 20% of the total excess parachute payments. This tax is in addition to other federal, state, and local income, wage, and employment taxes imposed on the individual’s change in control payments. Moreover, because of Section 280G of the Code, the company paying the compensation is unable to deduct the excess parachute payment.

Benefits to which participants are entitled under the 2021 Plan and associated award agreements could constitute parachute payments under Sections 280G and 4999 of the Code if a change in control of the Company occurs. If this happens, the value of each participant’s parachute payment arising under the 2021 Plan must be combined with other parachute payments the same participant may be entitled to receive under other agreements or plans with the Company or a related entity, such as an employment agreement or a severance agreement.

Section 409A of the Code. Section 409A of the Code provides requirements for certain nonqualified deferred compensation arrangements. If applicable, Section 409A of the Code also imposes penalties (including an additional 20% tax) on the recipient of deferred compensation in the event such compensation fails to comply with Section 409A of the Code. Furthermore, if applicable, Section 409A of the Code imposes certain tax reporting on the Company if such deferred compensation does not comply with Section 409A requirements. Unless otherwise provided by the Compensation Committee, awards granted under the 2021 Plan generally are intended to either comply with or meet the requirements for an exemption from Section 409A of the Code. The Company does not guarantee to any participant that the 2021 Plan or any award granted under the 2021 Plan complies with or is exempt from Section 409A of the Code, and the Company will not have any liability to, or obligation to indemnify or hold harmless, any individual with respect to any tax consequences that arise from any such failure to comply with or meet an exemption under Section 409A of the Code.

Effective Date

The effective date of the 2021 Plan is April 9, 2021. The Plan Amendment will be effective as of February 12, 2026, subject to shareholder approval at the Meeting.

Registration with the SEC

If the Plan Amendment is approved by our shareholders, the Company intends to file a registration statement on Form S-8, relating to the additional shares of our common stock that will be issuable under the 2021 Plan, with the SEC pursuant to the Securities Act as soon as practicable after approval of the Plan Amendment by our shareholders.

Vote Required

Approval of this Proposal No. 3 requires the affirmative “FOR” vote from holders of a majority of the shares of our common stock represented and voting at the Meeting. In addition, the shares voting affirmatively must equal at least a majority of the quorum that is required to conduct business at each meeting; this means that the shares voting affirmatively must be greater than 25 percent of the outstanding shares entitled to vote.

Abstentions and broker non-votes will have no effect.
Board Recommendation

The Board of Directors unanimously recommends that you vote “FOR” approval of the Plan Amendment.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information as of December 15, 2025, regarding the beneficial ownership of our common stock by (a) each person known to the Company to own beneficially more than 5% of our common stock, (b) each of our directors and director nominees, (c) each of our Named Executive Officers (as defined below), and (d) all of our current directors and executive officers as a group. Information with respect to beneficial ownership is based solely on a review of our capital stock transfer records and on publicly available filings made with SEC by or on behalf of the shareholders listed below.
The percent of class is calculated based on 20,146,585 shares of our common stock outstanding as of December 15, 2025. Beneficial ownership is determined in accordance with the rules of the SEC, which generally attribute beneficial ownership of securities to persons who possess sole or shared voting or investment power with respect to those securities and for such persons includes shares of our common stock issuable to such persons pursuant to the exercise of stock options, warrants, or other securities that are exercisable or convertible into shares of our common stock within 60 days of December 15, 2025.

Beneficial owner (1) (2)	Amount and Nature of Beneficial Ownership	Percent of Class
Directors and Named Executive Officers
Dr. Walter S. Woltosz (3)	3,293,002	16.3%
Shawn O’Connor (4)	193,000	*
John DiBella (5)	162,460	*
Jill Fiedler-Kelly (6)	134,142	*
Will Frederick (7)	57,500	*
Dr. John Paglia (8)	21,696	*
Dr. Lisa LaVange (9)	18,968	*
Dr. Daniel Weiner (10)	19,654	*
Sharlene Evans (11)	13,280	*
Steven Chang (12)	7,875	*
Daniel Szot (13)	—	*
All directors and executive officers as a group (11 persons)	3,921,577	19.1%

5% or Greater Shareholders
Conestoga Capital Advisors LLC (14)	2,398,875	11.9%
BlackRock, Inc. (15)	1,170,069	5.8%
* Less than 1%
(1)Unless otherwise indicated in the footnotes to the table, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to community property laws, where applicable.
(2)The address of each director and executive officer is 800 Park Offices Drive, Research Triangle Park, NC 27709.
(3)Consists of 3,288,002 shares of common stock and 5,000 shares of common stock underlying stock options exercisable within 60 days of December 15, 2025. The common shares are held jointly with Ms. Virginia Woltosz, Dr. Woltosz’s spouse and cofounder of the Company.
(4)Consists of 0 shares of common stock and 193,000 shares of common stock underlying stock options exercisable within 60 days of December 15, 2025.
(5)Consists of 79,840 shares of common stock and 82,620 shares of common stock underlying stock options exercisable within 60 days of December 15, 2025.

(6)Consists of 68,867 shares of common stock and 65,275 shares of common stock underlying stock options exercisable within 60 days of December 15, 2025.
(7)Consists of 2,100 shares of common stock and 55,400 shares of common stock underlying stock options exercisable within 60 days of December 15, 2025.
(8)Consists of 10,696 shares of common stock and 11,000 shares of common stock underlying stock options exercisable within 60 days of December 15, 2025.

(9)Consists of 9,968 shares of common stock and 9,000 shares of common stock underlying stock options exercisable within 60 days of December 15, 2025. Dr. LaVange resigned from the Board effective December 22, 2025.

(10)Consists of 12,654 shares of common stock and 7,000 shares of common stock underlying stock options exercisable within 60 days of December 15, 2025.

(11)Consists of 13,280 shares of common stock and 0 shares of common stock underlying stock options exercisable within 60 days of December 15, 2025.

(12)Consists of 0 shares of common stock and 7,875 shares of common stock underlying stock options exercisable within 60 days of December 15, 2025.

(13)Mr. Szot was no longer employed with the Company as of May 31, 2025 and all of his outstanding equity awards were cancelled by December 15, 2025.
(14)Consists of 2,398,875 shares of common stock, based upon information contained in a Schedule 13G/A filed by Conestoga Capital Advisors LLC and its affiliate on 1/10/2025. The address of Conestoga Capital Advisors LLC is 550 E. Swedesford Rd. Ste 120 Wayne, PA 19087.

(15)Consists of 1,170,069 shares of common stock, based upon information contained in a Schedule 13G/A filed by BlackRock, Inc. on 10/2/2025. The address of BlackRock, Inc. is 50 Hudson Yards New York, New York 10001.
The Company has adopted certain policies with respect to the ownership of stock by the Board of Directors, including an Insider Trading Policy. As of August 31, 2025, to management’s knowledge, all members of our Board were in compliance with these policies.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires certain of our executive officers and directors, and persons who beneficially own more than 10% of a registered class of our equity securities to file with the SEC initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership of our common shares and other equity securities, on Forms 3, 4 and 5 respectively. Such executive officers, directors and greater than 10% shareholders are required by the SEC regulations to furnish us with copies of all Section 16(a) reports they file. Based on our review of the copies of such forms received by us, and to the best of our knowledge, all such executive officers, directors, and persons holding greater than 10% of our issued and outstanding stock filed all of the required reports in a timely manner during fiscal year 2025.

BOARD MATTERS AND CORPORATE GOVERNANCE
Information Regarding the Board and its Committees
The Board met four times during the fiscal year ended August 31, 2025. Each member of the Board attended 100% of the aggregate number of meetings of the Board and of the committees of the Board on which he or she served that were held during the period for which he or she was a director or committee member, respectively.
The Board has three committees: Audit Committee, Compensation Committee, and Nominating & Corporate Governance Committee. The following table provides information for the current membership for each of the committees of the Board:

Name	Audit Committee	Compensation Committee	Nominating & Corporate Governance Committee
Dr. Daniel Weiner	X	X
Dr. Walter Woltosz			Chair
Dr. John K. Paglia	Chair	X	X
Sharlene Evans	X	Chair	X
Effective December 22, 2025, Dr. Lisa LaVange resigned from her position as a Director of the Board and Chair of the Nominating & Corporate Governance Committee. Dr. LaVange’s resignation was not a result of any disagreement with the Company on any matter relating to its operations, policies or practices.

On December 20, 2025, Dr. Daniel Weiner notified the Company of his intention to resign from the Company’s Board of Directors effective as of December 31, 2025. His resignation was not a result of any disagreement with the Company on any matter relating to its operation, policies, or practices. He withdrew his resignation from the Board and the committees on which he serves on December 22, 2025, effective immediately. Accordingly, Dr. Weiner will continue to serve as Chair of the Board and as a member of both the Compensation Committee and the Audit Committee.

Below is a description of each committee of the Board. The Board has determined that each member of each committee, and each member of the Board, is “independent” within the meaning of the applicable listing standards of the Nasdaq Stock Market, as well as applicable SEC rules and regulations, and that each member is free of any relationship that would interfere with his or her individual exercise of independent judgment with regard to the Company.

Audit Committee

The Audit Committee has been established in accordance with Section 3(a)(58)(A) of the Exchange Act and bears direct responsibility for the appointment and termination, compensation, and oversight of the work of our independent registered public accounting firm, who reports directly to the Audit Committee. The Audit Committee operates pursuant to a charter that is available in the “Investors” section of our corporate website at www.simulations-plus.com, under “Investors – Shareholder Information.” The Audit Committee has received written disclosures and the letter from our independent registered public accounting firm pursuant to the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) regarding the independent auditor’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with the independent accountant the independent accountant’s independence. The Audit Committee oversees cybersecurity measures, ensuring robust protection of our digital assets and information infrastructure. The Audit Committee also reviews and discusses with our management and independent registered public accounting firm the financial statements and disclosures in our quarterly financial press releases and SEC filings. Audit Committee members periodically meet separately with our management and independent registered public accounting firm to discuss issues and concerns, and the Audit Committee has established procedures for the receipt, retention, and treatment of complaints received by us regarding accounting, internal accounting controls, or audit matters, in a confidential manner.

The Board has determined that Dr. Paglia qualifies as an “audit committee financial expert” in accordance with applicable SEC rules and as “independent” under the applicable Nasdaq listing standards. For a description of Dr. Paglia’s relevant experience, please refer to Dr. Paglia’s biography set forth above in the section above entitled “Proposal No. 1: Election of Directors.”

The Audit Committee met four times during the fiscal year ended August 31, 2025.

Audit Committee members during fiscal year 2025:
Dr. John K. Paglia (Chair)
Dr. Lisa LaVange*
Dr. Daniel Weiner
Sharlene Evans

*Dr. LaVange resigned from her position as a Director effective December 22, 2025.

Audit Committee Report

The Audit Committee oversees the Company’s financial reporting process on behalf of our Board. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended August 31, 2025, with management, including a discussion of any significant changes in the selection or application of accounting principles, the reasonableness of significant judgments, the clarity of disclosures in the financial statements, and the effect of any new accounting pronouncements.

The Audit Committee reviewed with RSJ, which is responsible for expressing an opinion on the conformity of the Company’s audited financial statements with generally accepted accounting principles, its judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards and the matters listed in PCAOB Auditing Standard No. 1301, Communications with Audit Committees. In addition, the Audit Committee has discussed with RSJ its independence from management and the Company, has received from RSJ the written disclosures and the letter required by applicable requirements of the PCAOB regarding RSJ’s communications with the Audit Committee concerning independence, and has considered the compatibility of non-audit services with the auditors’ independence.

The Audit Committee met with RSJ to discuss the overall scope of its services, the results of its audit and reviews, and the overall quality of the Company’s financial reporting. RSJ, as the Company’s independent registered public accounting firm, also periodically updates the Audit Committee about new accounting developments and their potential impact on the Company’s reporting. The Audit Committee’s meetings with RSJ were held with and without management present. The Audit Committee is not employed by the Company, nor does it provide any expert assurance or professional certification regarding the Company’s financial statements. The Audit Committee relies, without independent verification, on the accuracy and integrity of the information provided, and representations made, by management and the Company’s independent registered public accounting firm.

In reliance on the reviews and discussions referred to above, the Audit Committee has recommended to the Board that the audited financial statements of the Company be included in its Annual Report on Form 10-K for the year ended August 31, 2025 (the “Annual Report”). The Audit Committee and the Board also have recommended, subject to shareholder approval, the ratification of the appointment of RSJ as the Company’s independent registered public accounting firm for the fiscal year ending August 31, 2026.

This report of the Audit Committee is not “soliciting material,” shall not be deemed “filed” with the SEC and shall not be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such acts.

The foregoing report has been furnished by the Audit Committee.

Respectfully submitted,

The Audit Committee of the Board of Directors:

Dr. John K. Paglia (Chair)
Dr. Daniel Weiner

Sharlene Evans

Nominating & Corporate Governance Committee
The Nominating & Corporate Governance Committee makes recommendations to the Board regarding candidates for election to the Board, as well as the composition and size of the Board and its committees and qualifications for membership. In connection with performing their duties, the members of the Nominating & Corporate Governance Committee are fully empowered to engage one or more search firms to identify potential director candidates. The Nominating & Corporate Governance Committee is also charged with recommending the appointment of new directors to our Board, committee structure and membership, director compensation, and Named Executive Officer, including Chief Executive Officer, succession planning.

The Nominating & Corporate Governance Committee provides instructions in each annual proxy statement regarding how shareholders can make director nominations. The Nominating & Corporate Governance Committee does not have a formal policy for consideration of any director candidates recommended by shareholders, including the minimum qualifications for director candidates, as, to date, the Nominating & Corporate Governance Committee has not received a recommendation from a shareholder; however, any such nomination, if received, would be considered on an equal basis with candidates identified by the Nominating & Corporate Governance Committee. The Nominating & Corporate Governance Committee has not typically used any third party to identify, evaluate, or assist in identifying and/or evaluating potential nominees and to date has not paid any fee to any third party for such services. However, at the sole discretion of the Nominating & Corporate Governance Committee, a third-party consultant may be engaged at an appropriate fee, to help evaluate such candidates for membership to the Board. The Nominating & Corporate Governance Committee operates pursuant to a charter that is available in the “Investors” section of our corporate website at www.simulations-plus.com, under “Investors – Shareholder Information.”

The Nominating & Corporate Governance Committee oversees Environmental, Social, and Governance (“ESG”) practices, fostering a commitment to sustainability and ethical standards within our organization. On March 28, 2024, the Nominating & Corporate Governance Committee updated the Simulations Plus, Inc. Guiding Principles of Corporate Governance (the “principles of corporate governance”), that applies to our Board of Directors, Audit Committee, Compensation Committee, and Nominating & Corporate Governance Committee. The principles of corporate governance are publicly available at https://www.simulations-plus.com/wp-content/uploads/Guiding-Principles-of-Corp-Goverance-Updated-03_28_24.pdf.

The Nominating & Corporate Governance Committee met five times during the fiscal year ended August 31, 2025.
Nominating & Corporate Governance Committee members during fiscal year 2025:

Dr. Lisa LaVange (Chair)*
Dr. Walter Woltosz
Dr. John K. Paglia
Sharlene Evans

*Dr. LaVange resigned from her position as a Director and Chair of this committee effective December 22, 2025.
Compensation Committee
The Compensation Committee administers our executive compensation program and is responsible for establishing, implementing, and monitoring adherence to our philosophy with respect to executive compensation. The Compensation Committee is responsible for reviewing and making recommendations regarding the compensation of our Chief Executive Officer, as well as reviewing the compensation of other executive officers. The Compensation Committee serves as the administrative committee of the Company’s equity incentive plans and advises the Board on other incentive compensation plans and equity-based plans. The Compensation Committee has the sole authority to retain and terminate compensation consultants, independent legal counsel, and other advisers, and has sole authority to approve any such consultant’s and/or advisor’s fees associated with their duties. The Compensation Committee operates pursuant to a charter that is available in the “Investors” section of our corporate website at www.simulations-plus.com, under “Investors – Shareholder Information.”

The Compensation Committee met five times during the fiscal year ended August 31, 2025.

Compensation Committee members during fiscal year 2025:

Sharlene Evans (Chair)
Dr. Lisa LaVange*
Dr. Daniel Weiner
Dr. John K. Paglia

*Dr. LaVange resigned from her position as a Director effective December 22, 2025.
Compensation Committee Report
The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis disclosures contained in this Proxy Statement. Based on this review and discussion, the Compensation Committee has recommended to the Board, and the Board has agreed, that the section entitled “Compensation Discussion and Analysis,” as it appears below be included in this Proxy Statement and incorporated by reference into Simulation Plus, Inc.’s Annual Report on Form 10-K for the fiscal year ended August 31, 2025.

The foregoing report has been furnished by the Compensation Committee.

Respectfully submitted,

The Compensation Committee of the Board of Directors:

Sharlene Evans (Chair)
Dr. Daniel Weiner
Dr. John K. Paglia
Compensation Committee Interlocks and Insider Participation
None of the members of our Compensation Committee during fiscal 2025, or as of the date of this Proxy Statement, is or has been an officer or employee of the Company, has had any relationship with the Company required to be disclosed as a related person transaction, and none of our executive officers served on the compensation committee (or other committee serving an equivalent function) or board of any company that employed any member of our Compensation Committee or our Board during fiscal year 2025.
Board Diversity Matrix
The following diversity matrix provides information regarding the members of our Board, including certain types of knowledge, skills, experiences, and attributes possessed by one or more of our directors which our Board believes are relevant to our business and industry. The matrix does not encompass all of the knowledge, skills, experiences, or attributes of our directors, and the fact that a particular knowledge, skill, experience or attribute is not listed does not mean that a director does not possess it. In addition, the absence of a particular knowledge, skill, experience, or attribute with respect to any of our directors does not mean the director in question is unable to contribute to the decision-making process in that area. The type and degree of knowledge, skill, and experience listed below may vary among the members of the Board.

	Dr. Daniel Weiner	Dr. Walter Woltosz	Dr. John K. Paglia	Sharlene Evans
Executive Leadership
CEO Experience	X	X
CTO/R&D Experience	X	X
Other C-Level Experience	X		X	X
Industry Background
Academia	X	X	X	X
Pharmaceutical/Biotech	X			X
Pharma Services/Technology	X	X
Technology (IT/Software/Cybersecurity)		X
Knowledge, Skills and Experience
Accounting and Financial Audit	X	X	X	X
Corporate Governance/Ethics	X	X	X	X
Cybersecurity	X	X	X	X
Finance/Financial Literacy	X	X	X	X
Human Capital Management	X	X	X	X
Investor Relations	X	X	X	X
Marketing	X	X	X	X
Mergers & Acquisitions	X	X	X	X
Operations	X	X	X	X
Public Company Board	X	X	X	X
Sales	X	X	X	X
Scientific Consulting	X	X	X	X
Strategy and Strategic Planning	X	X	X	X
Demographics
Race/Ethnicity
African American				X
Asian/Pacific Islander
White/Caucasian	X	X	X
Hispanic/Latino
Native American
Gender
Male	X	X	X
Female				X
Board Tenure
Years	8	29	11	4
Key Metrics regarding directors are as follows:
•Average age is 69.
•25% have been on the Board for less than six years.
•25% are women.
•25% are racially/ethnically diverse.

Board, Committee, and Director Evaluations
During fiscal year 2025, the Nominating & Corporate Governance Committee again engaged Nasdaq as a third-party service provider to conduct the Board’s annual evaluation process. The evaluation was designed to support an ongoing, systematic review of the Board’s effectiveness and accountability, and to identify opportunities to enhance its operations and governance practices. The 2025 board evaluation process included the following:

•Board assessment: Each director completed a comprehensive questionnaire evaluating the Board’s performance in key oversight areas, including strategy and relationship management; succession planning and human capital management; ethics, risk oversight, financial monitoring, and crisis preparedness; and performance and compensation oversight, as well as the effectiveness of the Board’s processes and dynamics.

•Board member peer evaluations: As part of the enhanced 2025 process, directors participated in confidential peer evaluations. Each board member provided feedback on the contributions, engagement, preparedness, and effectiveness of their fellow directors, with the goal of fostering constructive feedback, strengthening individual performance, and supporting overall Board effectiveness.

•Director skills self-assessment: Each director also completed an updated skills self-assessment to identify strengths, experience areas, and opportunities for further development aligned with the Company’s strategic needs.

The Board views this evaluation process as an important tool for enhancing governance, strengthening Board performance, and supporting long-term shareholder value.
Board Leadership Structure

The Company’s Corporate Governance Guidelines provide the Board with flexibility to determine the appropriate Board leadership structure at any time. The Nominating & Corporate Governance Committee (consisting entirely of independent directors) regularly reviews the leadership structure, and considers many factors, including the specific needs of the Company, corporate governance best practices, shareholder feedback, and succession planning, as we believe that different structures may be appropriate in different circumstances. Effective October 17, 2024, Dr. Daniel Weiner transitioned from Lead Independent Director, a role he had held since October 20, 2022, to Board Chair. Dr. Walter Woltosz transitioned from Board Chair to Director, resulting in the elimination of the Lead Independent Director role. On December 22, 2025, Dr. Lisa LaVange resigned from her position as Director and Chair of the Nominating and Corporate Governance Committee, and Dr. Walter Woltosz transitioned into the position of Chair of the Nominating and Corporate Governance Committee. We believe our leadership structure is appropriate for the size and scope of operations of a company of our size. Our current Chief Executive Officer and Board Chair roles are separate.

Board’s Role in Risk Management
The Board is responsible for oversight of risks facing the Company, while our management is responsible for day-to-day management of risk. The Board satisfies this responsibility through reporting by each committee regarding the committee’s considerations and actions, as well as through regular reports directly from officers responsible for oversight of particular risks within our company. The Board as a whole directly oversees our strategic and business risk, including, but not limited to, risks related to the following:
•accounting and financial reporting, internal controls and financial statement audits, compliance with legal and regulatory requirements
•compensation practices and management succession planning
•board composition
•product developments
•culture
•information technology and cybersecurity
•corporate social responsibility (“CSR”)
•ESG, including climate risks and human rights
The Board as a whole is responsible for risk oversight. Our Chief Executive Officer and executive team are responsible for assessing and managing risks facing the Company day-to-day, with members of the Board providing oversight of such risk management.

The Board is committed to understanding, monitoring, and managing ESG factors to support the Company’s sustainable growth. The Board, through its Nominating & Corporate Governance Committee, reviews the overall adequacy of, and provides oversight with respect to, the Company’s diversity, inclusion, CSR, and ESG strategies, initiatives, and policies, including communications with employees, investors, and other stakeholders of the Company with respect to such matters. The Nominating & Corporate Governance Committee periodically provides reports to the Board on diversity, inclusion, CSR, and ESG matters. Additionally, the Company has formed an ESG Steering Committee, which is chaired by the Chief Financial Officer and comprises representatives from multiple departments. The ESG Steering Committee is designed to identify and implement desired changes in the Company’s ESG practices and to monitor global developments in each ESG pillar.

Environmental, Social, Governance

We are committed to providing consistent and excellent return to our shareholders, all while maintaining a strong sense of good corporate citizenship that places a high value on the welfare of our employees, the communities in which we operate, and the world as a whole. We believe that effectively prioritizing and managing our Environmental, Social, and Governance (“ESG”) factors will help create long-term value for our investors. We also believe that transparently disclosing the goals and relevant metrics related to our ESG programs will allow our stakeholders to be informed about our progress.

The topics covered in this section are identified through third-party ESG reporting frameworks, standards and metrics, such as the Sustainability Accounting Standards Board (“SASB”), and United Nations Sustainable Development Goals ("SDGs"). More information regarding our key ESG programs, goals and commitments, and key metrics can be found on our website and within our 2024 ESG Update available at https://www.simulations-plus.com/investorscorporate-profile/2024-esg-at-a-glance/, 2023 ESG Update available at https://www.simulations-plus.com/investorscorporate-profile/2023-esg-at-a-glance/, 2022 ESG Update available at https://www.simulations-plus.com/investorscorporate-profile/esg-overview/, and 2020 ESG Report available at https://www.simulations-plus.com/wp-content/uploads/SLP_2020-ESG-Report-2.pdf.

Our ESG highlights include the following:

Environmental Matters

We participate in recycling programs through local waste management facilities to divert all recyclable materials away from landfills, including but not limited to bottles, cans, plastics, paper, and cardboard. Our electronic waste is sent to approved local e-waste recycling centers. We have a policy of using IT hardware vendors that embrace environmental sustainability. We continue in our commitment to remote work; with most employees working from home, which reduces emissions from commuting to workplaces. As part of our ongoing commitment to environmentally sustainable business operations, we recently consolidated the servers in our U.S. offices into our existing colocation facility to reduce energy usage and our carbon footprint. As a result, our energy usage was reduced by 75% compared to the prior year.

Greenhouse Gas Emission:

Scope:

Scope 1: Scope 1 covers direct greenhouse gas (“GHG”) emissions that occur from sources that are controlled or owned by an organization (e.g., emissions associated with fuel combustion in boilers, furnaces, and vehicles).

Scope 1 is not applicable to our organization as it does not own or control any sources that produce direct GHG emissions.

Scope 2: Guidance standardizes how corporations measure emissions from purchased or acquired electricity, steam, heat, and cooling (called “scope 2 emissions”).

We have identified electricity as our source that produces GHG scope 2 emissions.

Scope 3: Scope 3 encompasses emissions that are not produced by the company itself and are not the result of activities from assets owned or controlled by them, but by those entities with which it engages up and down its value chain. An example of this is when we buy, use, and dispose of products from suppliers. Scope 3 emissions include all sources not within the scope 1 and 2 boundaries.

We believe that we do not produce GHG emissions that fall within Scope 3.

We believe we are in compliance in all material respects with all applicable environmental laws. Presently, we do not anticipate that such compliance will have a material effect on capital expenditures, earnings, or competitive position with respect to any of our operations.

Social Impact and Supporting our Communities

Our People

•Our commitment to our people lies in our continued efforts to support and value our most important asset - our employees.

•We conduct an annual employee engagement survey to ensure cultural alignment and success of internal programs and to further support our employees' needs.

•We have a paid parental leave program to support working parents and a recognition system to encourage peer- to-peer and leader-to-employee recognition.

•We also ensure that all our employees have the opportunity to attend in-person employee events to collaborate face-to-face with their colleagues around the globe.

•We continue to provide supplemental benefits to our health benefit offerings and have increased our focus on physical and mental wellness with all our teams through an online wellness challenge hosted by the Company.

•We continue to engage with our employees and listen to their feedback in order to work toward building a culture of trust, collaboration, and transparency.

•We conducted a compensation benchmarking study with an external compensation consultant and have made efforts to better align our compensation practices with market salary ranges.

Customer Privacy & Data Security

•We value client privacy, and we endeavor to collect data only to the extent needed to deliver company information, software products, and consulting services. Our website includes a copy of our comprehensive Privacy Notice, which details what and how data are collected, how data are used and stored, and the options for controlling personal data, including opting out, accessing, updating, or deleting it.
•In recognition of the critical importance of data security to our operations, including cybersecurity, data protection, and client privacy, our leadership team conducts a thorough examination of all elements of data security. Our objective is to ensure the security, confidentiality, and privacy of our systems and information assets, and to follow and be compliant with all applicable laws, regulations, and guidelines, including, but not limited to:
•U.S. and State data privacy laws
•The EU’s General Data Protection Regulation (the "EU GDPR")
•The UK Data Protection Act 2018 (the "UK GDPR")
•Pharmaceutical Good Practice Quality Guidelines, including FDA 21 CFR Part 11
•The Sarbanes-Oxley Act
•The Personal Information Protection Law of the People’s Republic of China ("PIPL")
•Our corporate-level IT department provides consistency, efficiency, and functional IT support across all business units. Our IT department is responsible for centralizing business unit driven data processing, storage, and backup capabilities at each of our geographical locations. Our Quality and Compliance department is also responsible for ensuring that corporate IT policies are aligned and compliant with all applicable regulatory provisions and current best practices.

•Our Data Protection Officer (“DPO”) is responsible for ensuring that we have a Personal Data Protection program in place that is compliant with data privacy laws such as the EU GDPR, UK GDPR, China’s PIPL, and data privacy laws enacted at the state level, as applicable to SLP. Our corporate Personal Data Protection program includes policies, practices, and training directed to protecting personal data.

Business Ethics

•From the Company’s inception, we have placed a strong emphasis on conducting our business with honesty and integrity. High ethical standards are expected of management and employees alike, and we continuously strive to create a corporate culture of honesty, integrity, and trust. Throughout our operations and in our dealings with our stakeholders, we endeavor to engender the confidence that the Company’s conduct is beyond reproach.

•The policies we have developed are intended to:
◦Define and disseminate our core values and the legal requirements applicable to good business conduct and ethical behavior.
◦Offer guidance in understanding Company policies, interpreting laws, and handling Company-related issues and situations.
◦Foster clear, ethical behaviors and conduct to create an atmosphere of respect, trust, cooperation, and collaboration throughout the Company and its activities.
◦Provide clear and well-defined procedures by which employees can easily obtain information, ask questions, and, if necessary, report any suspected violations of any of our Business Ethics policies.

•In addition to abiding by all applicable laws, all management and employees are required to comply fully with our Code of Conduct, which sets forth the Company’s values, business culture, and practices. The Code of Conduct also governs conduct between our employees and our customers and vendors with whom we do business. Because many of our customers are companies in the pharmaceutical and biotech industries, we have incorporated in our Code of Conduct the principles of the Pharmaceutical Supply Chain Initiative, including Leadership, Partnering, Presence, Consistency & Quality, Learning, and Innovation & Discovery.

Human Rights

•The Company was founded on the belief that our software technologies could lead to important advances in healthcare, thereby improving patient outcomes, advancing and improving global health, and bettering the lives of humankind. This objective cannot be accomplished without a commitment to human rights, and we are committed to ensuring that, in our day-to-day business practices, in our business relationships, and in matters of employment, we will uphold our own principles as delineated in our Code of Conduct. Furthermore, we support the principles set forth in the United Nations International Bill of Human Rights, specifically the Universal Declaration of Human Rights, and the ILO Declaration on Fundamental Principles and Rights at Work and have a written Human Rights Policy to uphold these commitments. As we evolve this policy, we will look to the UN Guiding Principles on Business and Human Rights (“UNGPs”) for guidance.

Governance

•We are committed to ensuring strong corporate governance practices on behalf of our shareholders and other stakeholders. We believe strong corporate governance provides the foundation for financial integrity and shareholder confidence. Our Board is responsible for the oversight of risks facing the Company, while our management is responsible for the day-to-day management of risk. The Board has three committees: Audit Committee, Compensation Committee, and Nominating & Corporate Governance Committee. The Board, as a whole, directly oversees our strategic and business risk, including risks related to financial reporting, compensation practices, cybersecurity, ESG, and product developments. In addition, all our employees, contractors, and vendors are required to follow our Code of Conduct as a part of our good governance practice. Our Board is gender and racially diverse. Our ESG steering committee oversees and executes matters related to ESG.

Human Capital Resources

We are dedicated to our people and foster a culture of engagement, empowerment, and equity. Over 99% of our global workforce is full-time, with more than 70% having life sciences software, services and R&D backgrounds. Due to the specialized nature of our work, we recruit candidates with advanced education and skills-over 60% of our technical and scientific staff hold advanced degrees with focuses inclusive of mathematics, chemistry, biomedical engineering, or pharmaceutical sciences.

As of August 31, 2025, we employed 213 people, including 212 full-time and one part-time employee.

Our continued success depends on attracting and retaining top talent. To support this, we focus on a comprehensive total rewards program encompassing compensation, benefits, wellness, training, time off, recognition, and travel support. In 2025, according to employee feedback collected by the workplace-culture platform Comparably, the Company was included on that site’s lists for Best Company for Diversity, Best Company for Women, Best Company for Leadership, and Best Company for Benefits. Our voluntary turnover rate was under 6% in fiscal year 2024, reflecting strong continued employee engagement.

In fiscal 2025, we hosted an all-company summit that brought our global team together to align on company strategy, strengthen in-person connections, and give back to the community. As part of the event, employees volunteered to assemble and donate over 100 STEM backpacks to support a local underserved community.
We are committed to fostering an inclusive environment where all employees feel valued, respected, and supported in reaching their full potential. Our goal is to ensure that everyone has equal access to opportunities and is empowered to contribute meaningfully to our shared success. In terms of gender equity, women currently comprise 46% of our workforce and 47% of our scientific staff. Through our ADP Workforce Now platform, we actively monitor workforce trends and hiring data to guide continuous improvements in our policies and practices. We regularly review these metrics to align our recruitment efforts and refine benefits to support all employees. We offer paid parental leave for all employees, whether for birth or adoption, and maintain a flexible time-off and remote-first work culture that enables collaboration across the globe and allows us to hire the best talent, regardless of location.

Compensation, Training, and Awareness Programs

We continue to refine our career paths across all functions, using grade-level benchmarking to guide internal development, promotion, and recruitment. These structured pathways ensure transparency and consistency while supporting employee growth and organizational excellence. Our ADP Workforce Now platform further enhances performance management, goal tracking, and succession planning.

In the coming year, we intend to place greater emphasis on identifying future leaders and strengthening leadership development and succession planning. We continue to provide company-funded opportunities for employees to advance their technical, leadership, and professional skills. Our ongoing cross-specialty training program—featuring monthly presentations by expert modelers from different departments—fosters collaboration, expands shared knowledge, and builds a unified, innovative workforce.

Health & Safety

We place a high value on maintaining a clean, safe, and healthy environment for our employees. Our Human Rights Policy confirms our commitment to basic human rights worldwide and our Code of Conduct requires our employees and vendors to work within our established principles of ethics.

The well-being of our employees, whether they are working in our offices or remotely from home offices, is one of our highest priorities. We believe that we are substantially in compliance with all applicable laws, regulations, and standards, and we make every reasonable effort to be attentive and responsive to our employees’ needs. We continue to provide very competitive health and wellness benefits, and each year we host a wellness challenge for all employees with monetary incentives to encourage a healthy and less sedentary lifestyle. We also host regular “coffee breaks” and other virtual engagement opportunities to encourage, even in a remote environment, interacting and sharing with colleagues outside of work meetings or topics.

We also consider open and transparent channels of communication to be a critical component of our employee health and wellness program. Toward this end, on a quarterly basis, we hold a company-wide virtual meeting to keep our employees engaged, informed, and apprised of activities occurring at the Company and within each business unit, including quarterly financial results, future goals, and notable milestones.
Shareholder Communications with the Board
We have not adopted a formal process for shareholder communications with the Board. However, any shareholder comments and communications received by the Company are forwarded to the Board or the Nominating and Corporate Governance Committee Chair, as applicable, and appropriate responses are provided to shareholders in a timely manner. We believe that these informal communication efforts have proven effective and obviate the need for any formal process. Although we do not have a formal policy, members of the Board are encouraged to attend annual meetings of our shareholders. All of our directors attended the annual meeting of shareholders held in February 2025.
Code of Conduct
The Company has adopted a Code of Conduct that applies to our directors, officers, and employees that is available in the “Investors” section of our corporate website at www.simulations-plus.com under “Investors – Shareholder Information.”
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Transactions with Related Persons.
We have not entered into any transactions with any of our directors, nominees for director, officers, or principal shareholders, nor any associate or affiliate of the foregoing, and we are not currently considering any proposed transactions with such related persons in which we are, or plan to be, a participant and the amount involved exceeds $120,000 at the end of fiscal year 2025, and in which any such related person had or will have a direct or indirect material interest.

Review, Approval, or Ratification of Transactions with Related Persons.
The Company has adopted a written Related Party Transaction Policy that governs the review, approval and ratification of transactions in which the Company is a participant and any “related person” (as defined in Item 404(a) of Regulation S-K) has a direct or indirect material interest and the amount involved exceeds $120,000 since the beginning of the last completed fiscal year. Under this policy, directors, director nominees, executive officers and beneficial owners of more than 5% of the Company’s voting securities, as well as their immediate family members and affiliated entities, are required to promptly inform the Company of any potential related party transaction. Potential related party transactions are collected by management and submitted to the Audit Committee, which is responsible for reviewing the material facts of each such transaction and approving, ratifying or disapproving the transaction in accordance with the policy. In determining whether to approve or ratify a transaction, the Audit Committee considers all relevant facts and circumstances, including whether the transaction is on terms comparable to those that could be obtained in an arm’s-length transaction with an unaffiliated third party and whether it is consistent with the best interests of the Company and its stockholders. Certain categories of transactions, including ordinary-course compensation and benefits arrangements and transactions in which all stockholders receive the same benefit on a pro rata basis, are deemed pre-approved under the policy.

This Related Party Transaction Policy is intended to complement our other corporate governance policies, including our code of conduct, code of ethics, and conflict of interest provisions, and is reviewed periodically by the Audit Committee, which may recommend amendments from time to time to reflect changes in applicable law, stock exchange requirements, or the Company’s practices.
Interest of Certain Persons in Matters to be Acted Upon
Other than with respect to the election of directors, none of our directors, nominees for director, executive officers, any person who has served as a director or executive officer since the beginning of the last fiscal year, or their associates have any interest, direct or indirect, by security holdings or otherwise, in any of the matters to be acted upon at the Meeting as described in this Proxy Statement.
DIRECTOR COMPENSATION

Non-Employee Director Compensation Policy

Our Board has adopted a non-employee director compensation policy that is designed to provide a total compensation package that enables us to attract and retain, on a long-term basis, high caliber non-employee directors.
We also reimburse our directors for reasonable out-of-pocket expenses in connection with the attendance at the Board and committee meetings. Mileage expense to attend meetings is reimbursed at the Internal Revenue Service defined rate for business use.

During fiscal year 2025, the Company’s non-executive directors were entitled to receive the following compensation for services rendered to the Company:

Each non-executive director was entitled to $165,000 in compensation annually, of which $120,000 was in the form of stock grants and $45,000 was in the form of a cash stipend. Members of the Board’s committees were also entitled to receive an additional cash stipend of $7,500 for each committee they were a member of, which was paid on a quarterly basis.

The Company also paid an additional annual cash stipend to each of the chairs of the Board’s committees, as follows:

•Board Chair, $35,000
•Audit Committee Chair, $20,000
•Compensation Committee Chair, $15,000
•Nominating & Corporate Governance Committee Chair, $10,000

On October 16, 2024, the Compensation Committee conducted its annual review of director compensation. Following such review, and in connection with the Company’s broader annual expense reduction initiatives, the Board, upon the recommendation of the Compensation Committee, approved a temporary 10% reduction in the overall compensation of the Company’s non-executive directors. The $15,000 cash stipend for the Lead Independent Director for fiscal year 2025 was removed (concurrent with the elimination of the Lead Independent Director position). On October 16, 2025, following its annual review of director compensation and upon the recommendation of the Compensation Committee, the Board approved the elimination of the temporary 10% reduction, thereby restoring non-executive director compensation to the levels in effect prior to such reduction.

To further align the interests of our directors with the interests of our shareholders, in October 2022 the Board adopted equity ownership guidelines applicable to our directors. These guidelines require directors to own in Company stock three times the annual cash retainer within five years of appointment to the Board. The Board has the full power to administer and interpret the equity ownership guidelines.

In calculating equity ownership level, the following shares and equity rights shall be included: outstanding shares of common stock that are not pledged, vested in-the-money stock options, and any other vested equity grants or account balances under the Company’s equity incentive plans.

The ownership requirement will be measured for each director as of August 31st of each year. Our current directors are required to achieve the applicable ownership requirement by August 31, 2027. Following the conclusion of a phase-in period applicable to a director, in the event that such individual does not satisfy the ownership requirement as of any measurement date, the Board may implement such conditions, restrictions, or limitations on such individual as the Board determines to be necessary or appropriate in order to achieve the purpose of the guidelines.

Director Compensation Table

The table below shows all compensation awarded to, earned by or paid to our non-employee directors during the fiscal year 2025:

Name of Director	Fiscal Year	Fees earned or paid in cash ($)	Option Awards ($)	Stock Awards ($)	All other compensation ($)	Total ($)
		(a)	(b) (c)	(d)
Dr. Daniel Weiner	2025	85,500	—	108,015	—	193,515

Dr. Walter Woltosz	2025	47,250	—	108,015	—	155,265

Dr. John K. Paglia	2025	72,000	—	108,015	—	180,015

Dr. Lisa LaVange(e)	2025	63,000	—	108,015	—	171,015

Sharlene Evans	2025	67,500	—	108,015	—	175,515
__________________
(a)Represents annual stipend and chair stipend.
(b)No options were awarded to our non-employee directors during fiscal year 2025.
(c)As of August 31, 2025, the aggregate number of shares subject to outstanding stock options and stock awards held by each of our non-employee directors was as follows:

Director	Number of Shares Subject to Option Awards	Number of Shares Subject to Stock Awards
Dr. Daniel Weiner	7,000	—
Dr. Walter Woltosz	5,000	—
Dr. John K. Paglia	11,000	—
Dr. Lisa LaVange(e)	9,000	—
Sharlene Evans	—	—

(d)Represents stock grants issued to our independent directors as compensation, as described above.

(e)Dr. LaVange served as a director until her resignation effective December 22, 2025.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

At the beginning of the fourth quarter of fiscal year 2025, the Company reorganized its internal structure to create a more integrated and cohesive operating platform based on product and services solutions. This reorganization reflects a shift from a business-unit to a function-based organizational structure including:
•Services;
•Operations;
•Product and Technology;
•Research and Development;
•Sales and Marketing; and
•General and Administrative
Executive Officers

The following table sets forth the names, ages, and positions of our executive officers as of December 29, 2025. There are no arrangements, agreements, or understandings between nonmanagement security holders and management under which nonmanagement security holders may directly or indirectly participate in or influence the management of our affairs. There are no arrangements or understandings between any executive officer and any other person pursuant to which any executive officer was or is to be selected as an executive officer, as applicable. To our knowledge, there currently are no legal proceedings, and during the past ten years there have been no legal proceedings, that are material to the evaluation of the ability or integrity of any of our executive officers.

NAME	AGE	POSITIONS WITH THE COMPANY	OFFICER SINCE
Shawn O’Connor	66	Chief Executive Officer	2018
Will Frederick	62	Executive Vice-President & Chief Financial Officer	2020
John A. DiBella	46	Chief Revenue Officer	2012
Jill Fiedler-Kelly	57	President Services Solutions	2021
Jonathan Chauvin	43	Co - Chief Product and Technology Officer	2025
Erik Guffrey	45	Co - Chief Product and Technology Officer	2025
Josh Fohey	43	Chief Operating Officer	2025
Viera Lukacova	51	Chief Scientific Officer	2025
Set forth below is biographical information regarding each of our current executive officers.
SHAWN O’CONNOR joined the Company in June 2018 as our Chief Executive Officer. Mr. O’Connor has more than 31 years of experience in high technology executive management. From 2011 to 2018, Mr. O’Connor was Chief Executive Officer, President, and a director of Entelos Holding Corp., a provider of unique quantitative systems pharmacology software and services to the pharmaceutical drug development market. From 2002 to 2009, Mr. O’Connor served as Chief Executive Officer, President, and Chairman of Pharsight Corporation, a developer and marketer of software products and services that help pharmaceutical and biotechnology companies improve their decision-making in drug development and commercialization. From 1995 to 2000, Mr. O’Connor was with QRS Corporation in various positions including Chief Financial Officer and President and Chief Operating Officer. From 1988 to 1994, Mr. O’Connor was with Diasonics, Inc., serving in various positions including Chief Financial Officer. Mr. O’Connor earned a Bachelor of Science in business administration from the University of California at Berkeley and completed the Executive Education Program at Stanford University Graduate School of Business.
WILL FREDERICK serves as our Executive Vice-President & Chief Financial Officer, and Secretary, and joined the Company in December 2020. Mr. Frederick brings more than 26 years of financial leadership experience to the Company. He has a proven track record of developing and implementing strategies to drive revenue growth, increase profitability, managing merger and acquisition activities, and achieving corporate objectives. He has global experience with both publicly traded and privately held companies including Entelos Holding Corp., Avaya, Pharsight Corporation, The Walt Disney Company, and Ford Motor Company, amongst others. Prior to joining the Company, from 2015 to 2020, Mr. Frederick served as President and Managing Director of RightPlace Enterprises, providing C-Suite level strategic and financial consulting services to multiple companies. He served as Interim Chief Financial Officer at Sysorex Global Holdings Corp. from October 2014 to January 2015. He served as Chief Financial Officer at Neural ID LLC from April

2014 to September 2014. He served as Chief Financial Officer of Entelos Holding Corp. from January 2012 to January 2014, at which time it was acquired by Rosa & Co. Mr. Frederick holds an M.B.A degree from California State University at Long Beach and a B.A. degree in Finance from California State University at Fullerton.

JOHN DIBELLA joined the Company in June 2003 as a Modeling & Simulations Scientist, initially spending time working on the development of the GastroPlus® and DDDPlus™ software platforms, as well as serving as a technical lead on consulting projects for sponsor companies. In 2005, Mr. DiBella moved to the Marketing and Sales Department, and worked as a Field Scientist, where he eventually took over the Marketing and Sales Department and worked as Director until February 2012. Mr. DiBella was appointed Vice President of Marketing and Sales of the Company in March 2012. In September 2017, Mr. DiBella was appointed President of the Simulations Plus Division, and in connection with the Company’s internal reorganization, his title was changed to Business Unit President of PBPK and Cheminformatics Solutions. In June 2025, Mr. DiBella was appointed Chief Revenue Officer of Simulations Plus, Inc. Mr. DiBella holds B.S. degree and Master’s degree in biomedical engineering from Case Western Reserve University.

JOSH FOHEY joined the Company in March 2019. As a strategic leader, Josh focuses on aligning our customers’ short-term objectives and long-term research goals to the appropriate scientific consulting resources and software development strategies. Josh leads the service operations, software operations, and QMS teams at Simulations Plus. After receiving a degree in Biochemistry from the University of Wisconsin-LaCrosse, Josh has filled many roles in the Pharmaceutical development industry, including pharmacokinetic scientist, project manager, business development director, and scientific and operational leadership. The diverse background of roles supporting programs from early discovery through early clinical development positions Josh to better understand the quickly evolving needs of the development programs of our clients whether small biotech, large pharma, or any partner in between.

DR. JONATHAN CHAUVIN joined the Company in April 2020 as the President of Lixoft, a modeling and simulation company acquired by Simulations Plus. Prior to this role, Jonathan Chauvin held positions as a research engineer, project manager, and product manager at IFP Energies nouvelles. The applications and products were in the field of mobility (thermal, hybrid, and electric vehicles) and energy (as part of onshore wind and marine systems). During this period, he filed more than thirty patents and directed twenty publications in refereed committees’ newspaper articles, and fifty conference papers in these areas. In connection with the Company’s internal reorganization, Dr. Chauvin was appointed Co-Chief Product and Technology Officer May 30, 2025. Jonathan Chauvin graduated as a civil engineer at MINES ParisTech in 2003 and obtained his Ph.D. in Mathematics at Applied MINES ParisTech in 2006. He received the award for “Best thesis ParisTech” in 2007. Dr. Jonathan Chauvin is an applied mathematician.

ERIK GUFFREY joined the Company in June 2024 as part of its acquisition of Pro-ficiency. With a passion for designing and building scalable solutions that delight, Erik brings 20+ years as an engineer and digital product developer. He has nearly a decade in executive leadership positions and possesses a depth of skills ranging from strategic product positioning to tactical feature development and everything in between. Erik spent the early part of his career working in the financial industry for commercial real estate private equity, a hedge fund, and two fin-tech startups. Most recently he led digital product and creative capital studio, Fugitive Labs, who built three products for the clinical trials industry — Trial Portals, a protocol documentation management platform; Study Recruiter, a matching algorithm between investigators and trials; and Study Ledger, an investigator payment tracking platform. With Pro-ficiency’s acquisition of these products, Erik joined Pro-ficiency to lead product development efforts. Mr. Guffrey was appointed Co-Chief Product and Technology Officer May 30, 2025. Mr. Guffrey holds a B.S degree in engineering from NC State University.

JILL FIEDLER-KELLY joined the Company in September 2014 with the acquisition of Cognigen Corporation (“Cognigen”), where she had served as the Vice President of Pharmacometric Services and Chief Scientific Officer for over 20 years, since cofounding the company in 1992. In this role, she was primarily responsible for leading the scientific consulting group, ensuring the quality of deliverables and representing the Company to new clients. Ms. Fiedler-Kelly is an Adjunct Professor in the Department of Pharmaceutical Sciences at the University at Buffalo and was named a Fellow of the International Society of Pharmacometrics in 2016. In October 2019, she was appointed President of Cognigen, which was merged into the Company in September 2021 and became a division of Simulations Plus. In connection with the Company’s internal reorganization in 2025, Ms. Fiedler-Kelly was appointed President Services Solutions. Ms. Fiedler-Kelly brings approximately 31 years of experience in the implementation of population PK/PD modeling and simulation in drug development. She has also published numerous scientific papers in peer-reviewed journals, has presented at national and international symposia, and has held leadership positions in organizations such as the East Coast Population Analysis Group, the Population PK/PD Focus Group of the American Association of Pharmaceutical Scientists, and the ASCPT Board of Directors. She holds a B.A. degree in Statistics from the University at Buffalo and an M.S. in Applied and Mathematical Statistics from the Rochester Institute of Technology.

DR. VIERA LUKACOVA joined the Company in May 2005. During Dr. Lukacova’s time with the company, she has contributed on the GastroPlus®, DDDPlus™, and MembranePlus™ software packages as well as contributing to modeling studies helping companies with their drug development programs in different stages of drug development process and interactions with regulatory agencies. In May 2025, Dr. Lukacova was appointed to Chief Scientific Officer. She holds a M.S. degree in Biochemistry and Biotechnology from Slovak University of Technology and a Ph.D. in Pharmaceutical Sciences from North Dakota State University.
Compensation Discussion and Analysis
The purpose of our compensation program is to attract and retain talented and dedicated professionals to manage and execute our strategic plans and tactical operations.
The goal of our Named Executive Officer compensation program is the same as our goal for operating our business - to create long-term value for our shareholders. Toward this goal, we have designed and implemented our compensation programs for our Named Executive Officers to reward them for sustained financial and operating performance and leadership excellence, to align their interests with those of our shareholders, and to encourage them to remain with the Company for long and productive careers. Most of our compensation elements simultaneously fulfill one or more of our performance, alignment, and retention objectives. These elements consist of salary and annual bonus, equity incentive compensation, and 401(k) matching retirement benefits. In determining the type and amount of compensation for each Named Executive Officer, we focus on both current pay and the opportunity for future compensation. We combine the compensation elements for each Named Executive Officer in a manner we believe optimizes the Named Executive Officer’s contribution to the Company.

The Company employs performance metrics that compare our cumulative shareholder return on our common stock, assuming reinvestment of dividends to the extent there are any distributed during the period, relative to the S&P Small Cap 600 and the S&P 600 Health Care Technology Industry Index. See our Annual Report on Form 10-K filed with the SEC on December 1, 2025, for details.
Determining Compensation

We rely on the judgment of our Compensation Committee and our Board in making compensation decisions, after reviewing the performance of the Company and carefully evaluating an executive’s performance during the year against established goals, leadership qualities, operational performance, business responsibilities, career with the Company, current compensation arrangements, and long-term potential to enhance shareholder value.

There is currently no equity ownership requirement in place for our Named Executive Officers.

The compensation of our Chief Executive Officer (“CEO”) is determined by the Compensation Committee. The salaries of all other officers are determined by the CEO and the Compensation Committee together. Option grants for all officers other than our CEO are recommended by the CEO and approved by the Compensation Committee and our Board. In fiscal year 2024, the Company engaged an external compensation consultant, Pearl Meyer, to benchmark the Company’s executive compensation against a comparable peer group. The results of this compensation study provided a useful reference point in the Compensation Committee’s efforts to appropriately align target executive compensation to that of our peers, which affords our Named Executive Officers the opportunity to earn above-target levels of compensation for exceptional performance that could be expected to increase value for shareholders, while providing that they would earn less than targeted compensation if the Company’s performance failed to meet expectations.

After consideration of Pearl Meyer’s recommendations related to executive compensation and consistent with fiscal year 2023 and 2024, amongst other things, the Compensation Committee determined that for fiscal 2025, 80%, or $315,960, of the CEO’s target bonus was tied to Company performance and 20%, or $78,990, of the CEO’s target bonus was tied to individual performance. The breakdown of the applicable performance metrics for fiscal 2025 is as follows:

Company Performance Metrics

For each annual fiscal period, the Compensation Committee reviews and approves, among other financial metrics, the budgeted amount for revenue and net income. The Company considers these to be its most important metrics to evaluate the Company’s performance toward increasing shareholder value. Accordingly, the portion of the CEO’s bonus tied to Company performance was based on revenue and net income for fiscal 2025. Each performance metric had equal weight of

50%. No performance bonus was to be paid to the CEO with respect to a particular performance metric if the actual results of that performance metric were below 80% of the budgeted amount for that performance metric (the “Minimum Payout Targets”). No additional performance bonus was to be paid to the CEO with respect to a particular performance metric to the extent that actual results of that performance metric exceeded 120% of the budgeted amount for that performance metric (the “Maximum Payout Targets”). The actual payout to the CEO when the Company achieves performance between the Minimum and Maximum Payout Targets is based on linear interpolation. The effect of any acquisitions during the fiscal year was removed from the actual results of each performance metric for purposes of determining the CEO’s performance bonus.

Individual Performance Metrics

Of the 20% of the CEO’s target bonus tied to individual performance in fiscal 2025, 10% was to be paid for the achievement of the identification of a suitable acquisition target and obtaining a signed indication of interest or legal agreement, and 10% was to be paid for the achievement of three management team development objectives, with equal weight (or 3.33% of the total bonus target) attributable to each of the three objectives. The first objective was to provide a memo to the Nominating & Corporate Governance Committee with recommendations for the Company’s succession plan, which was to include existing personnel staff replacements for each executive position, recommended training and development for such existing personnel staff replacements, and any additional hiring needed. The second objective was to further the Company’s progress towards strengthening its commitment to human rights, health and safety, and sustainability to achieve meaningful progress across critical ESG pillars. The third objective related to a leadership assessment of the CEO performed by the CEO’s direct reports, the Board, and any other individuals at the discretion of the Board.

The Compensation Committee determined that for fiscal 2026, 80%, or $328,620, of the CEO’s target bonus will be tied to Company performance, as measured by Revenue, Adjusted EBITDA, and Adjusted Diluted EPS, and 20%, or $82,155, of the CEO’s target bonus will be tied to individual performance, as measured by three weighted criteria specified by the Compensation Committee.

Clawback Policy

In October 2023, we adopted a compensation recovery policy (the “Clawback Policy”) that is designed to comply with, and will be interpreted in a manner consistent with, Section 10D and Rule 10D-1 of the Exchange Act and the applicable rules of the Nasdaq Stock Market, including any interpretive guidance provided by Nasdaq. Under our Clawback Policy, in the event of an accounting restatement due to the Company’s material noncompliance with any financial reporting requirement under the securities laws, including any required accounting restatement to correct a material error in previously issued financial statements, or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period, the Company must recover erroneously awarded incentive-based compensation previously paid to the Company’s executive officers in accordance with the terms of such Clawback Policy. Furthermore, under the Clawback Policy, the Company is prohibited from indemnifying any executive officer or former executive officer against the loss of erroneously awarded incentive-based compensation and from paying or reimbursing an executive officer for purchasing insurance to cover any such loss.
Risk Assessment
The Compensation Committee has determined that our compensation programs are designed and administered with the appropriate balance of risk and reward in relation to our overall business strategy and such programs do not encourage our executives to take unnecessary or excessive risks that are reasonably likely to have a material adverse effect on the Company.
Summary Compensation Table

The following Summary Compensation Table (“SCT”) sets forth certain information concerning compensation paid or accrued for the fiscal years ended August 31, 2025, 2024, and 2023 by the Company to or for the benefit of (i) all individuals serving as our principal executive officer in fiscal year 2025, (ii) all individuals serving as our principal financial officer in fiscal year 2025, (iii) our three most highly compensated executive officers, other than our principal executive and principal financial officers, who were serving as executive officers as of August 31, 2025, and (iv) two former executive officers for whom disclosure would have been provided pursuant to the foregoing but for the fact that they were not serving as an executive officer of the Company as of August 31, 2025. We refer to these executive officers as our “Named Executive Officers” or our “NEOs.”

Summary Compensation Table
Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Option Awards ($)	All other compensation ($)	Total ($)
			(a)	(b)	(c)
Shawn O’Connor Chief Executive Officer	2025	524,725	—	567,450	4,397	1,096,572
	2024	511,608	152,200	990,000	3,812	1,657,620
	2023	487,479	357,800	1,094,440	2,285	1,942,005
Will Frederick Executive Vice President & Chief Financial Officer	2025	344,061	—	174,600	15,992	534,653
	2024	335,404	161,100	495,000	15,776	1,007,280
	2023	319,570	108,800	437,776	14,751	880,897
Daniel Szot Former Chief Revenue Officer	2025	260,721	—	130,950	168,274	559,945
	2024	215,779	34,000	572,400	72,887	895,066
	2023	—	—	—	—	—
John DiBella Chief Revenue Officer	2025	344,061	—	130,950	13,961	488,972
	2024	335,404	16,900	297,000	12,320	661,624
	2023	319,570	71,400	328,332	8,833	728,135
Steven Chang Global Head of Strategic Alliances	2025	336,392	—	130,950	14,934	482,276
	2024	330,000	16,500	297,000	12,914	656,414
	2023	68,712	91,141	74,232	4,500	238,585
Jill Fiedler-Kelly President Services Solutions	2025	320,656	—	130,950	13,472	465,078
	2024	312,649	15,700	267,471	13,603	609,423
	2023	297,904	83,100	328,332	12,766	722,102
Josh Fohey Chief Operating Officer	2025	264,084	—	87,300	6,889	358,273
	2024	—	—	—	—	—
	2023	—	—	—	—	—
(a)Amount represents bonus earned during the applicable fiscal year and paid in the following fiscal year including mergers and acquisitions transaction bonuses paid to Shawn O’Connor, Will Frederick, and Daniel Szot during the 2024 fiscal year.
(b)The amounts reported in the “Option Awards” column reflect the aggregate grant-date fair value of stock options awarded during the year computed in accordance with the provisions of Financial Accounting Standards Board, or FASB, Accounting Standards Codification, or ASC, Topic 718. See Note 8 to our consolidated financial statements included in our Annual Report, which was filed with the SEC on December 1, 2025, regarding assumptions underlying the valuation of equity awards. These amounts reflect the accounting cost for these stock options and do not reflect the actual economic value that may be realized by the named executive officer upon the vesting of the stock options, the exercise of the stock options, or the sale of the common stock underlying such stock options. See the “Grants of Plan-Based Awards” table, below, for additional information.
(c)Includes 401(k) matching, life insurance premiums, health savings matching, commission paid to Daniel Szot during the 2024 and 2025 fiscal year, and severance paid to Mr. Szot during the 2025 fiscal year.

(d)Mr. Szot previously served as the Company’s Chief Revenue Officer. He departed from the Company May 30, 2025. He is included here under item 402(3)(iv) of Regulation S-K under the Exchange Act.

(e)Mr. Chang previously served as the Company’s Business Unit President, Quantitative Systems Pharmacology Solutions. Effective May 30, 2025, Mr. Change assumed the new role of Global Head of Strategic Alliances which no longer qualifies as an executive officer. He is included here under item 402(3)(iv) of Regulation S-K under the Exchange Act.

Employment and Other Compensation Agreements
Mr. O’Connor’s Employment Agreement

On November 1, 2023, the Company and Mr. O’Connor entered into an amended and restated employment agreement. Mr. O’Connor’s Agreement is effective as of September 1, 2023, and has an initial term commencing September 1, 2023, and ending December 31, 2024, after which it will automatically renew for successive one-year terms (each such renewal term ending on December 31 of the applicable year), unless earlier terminated pursuant to its terms. Mr. O’Connor will receive an annual base salary of $514,800 and is eligible to receive an annual performance bonus based upon actual performance in relation to specific performance metrics annually mutually determined by Mr. O’Connor and the Compensation Committee (the “Committee”) of the Company’s board of directors (“Board”). The annual performance bonus shall consist of the following: (i) a target cash bonus based on individual and corporate metrics, which target is 75% of Mr. O’Connor’s base salary, (ii) a stock option grant, with a target of 50,000 stock options, to be issued under the Company’s 2021 Equity Incentive Plan (as amended, the “2021 Plan”), and (iii) an additional discretionary cash bonus of up to $75,000 and an additional grant of 7,500 stock options, as determined by the Board, in its sole discretion, based upon recommendation of the Committee; provided, however, that the actual amount of cash and/or stock options granted to O’Connor as a performance bonus for any given year, if any, may be less than or exceed the target amounts and shall be determined by the Board, in its sole discretion, based upon recommendation by the Committee. Mr. O’Connor’s base salary, performance bonus and the performance bonus targets are subject to annual review by the Board and may be changed from time to time at the Board’s sole discretion, upon recommendation by the Committee. Effective on October 28, 2024, his base salary was increased to $526,600; his target cash bonus percentage and stock option grant remained unchanged.

On December 2, 2025, the Company and Mr. O’Connor entered into an amended and restated employment agreement. The new agreement has materially the same terms as his prior employment agreement, as amended, except as follows: (i) effective October 27, 2025, his base salary was increased to $547,700. In the event that O’Connor is terminated for Cause (as defined in his Agreement) or as a result of his death or complete disability, Mr. O’Connor shall be paid his salary and benefits through the effective date of termination. In the event that Mr. O’Connor is terminated without Cause (as defined in his Agreement), Mr. O’Connor shall be paid his salary and benefits through the effective date of termination, and, so long as he signs a release of claims, he shall also be entitled to receive a one-time payment of an amount equal to twelve months of his base salary and COBRA continuation benefits for the twelve months after termination paid for by the Company.

Mr. O’Connor’s Agreement amends, restates and replaces that employment agreement entered into by and between the Company and Mr. O’Connor, dated September 1, 2023.

Mr. Frederick’s Employment Agreement

On November 1, 2023, the Company and Mr. Frederick entered into an amended and restated employment agreement. Mr. Frederick’s Agreement is effective as of November 1, 2023, and has an initial term commencing November 1, 2023, and ending December 31, 2024, after which it will automatically renew for successive one-year terms (each such renewal term ending on December 31 of the applicable year), unless earlier terminated pursuant to its terms. Pursuant to his Agreement, Mr. Frederick will receive an annual base salary of $337,500 and is eligible to receive an annual performance bonus based upon actual performance in relation to specific performance metrics annually mutually determined with the Company’s Chief Executive Officer. The annual performance bonus shall consist of the following: (i) a target cash bonus based on individual and corporate metrics, which target is 35% of Mr. Frederick’s base salary, and (ii) a stock option grant, with a target of 20,000 stock options, to be issued under the 2021 Plan; provided, however, that the actual amount of cash and/or stock options granted to Mr. Frederick as a performance bonus for any given year, if any, may be less than or exceed the target amounts and shall be determined by the Board, in its sole discretion, based upon recommendation by the Committee. Mr. Frederick’s base salary, performance bonus and the performance bonus targets are subject to annual review by the Board and may be changed from time to time at the Board’s sole discretion, upon recommendation by the Committee. Effective on October 28, 2024, his base salary was increased to $345,300.

On December 2, 2025, the Company and Mr. Frederick entered into an amended and restated employment agreement. Mr. Frederick will receive an annual base salary of $359,100 and is eligible to receive an annual performance bonus based upon actual performance in relation to specific performance metrics annually mutually determined with the Company’s Chief Executive Officer. The annual performance bonus shall consist of the following: (i) a target cash bonus based on individual and corporate metrics, which target is 35% of Mr. Frederick’s base salary, and (ii) a stock option grant, with a target of 20,000 stock options, to be issued under the 2021 Plan; provided, however, that the actual amount of cash and/or stock options granted to Mr. Frederick as a performance bonus for any given year, if any, may be less than or exceed the target amounts and shall be determined by the Board, in its sole discretion, based upon recommendation by the Committee. Mr. Frederick’s base salary, performance bonus and the performance bonus targets are subject to annual review by the Board and may be changed from time to time at the Board’s sole discretion, upon recommendation by the Committee.

In the event that Mr. Frederick is terminated for Cause (as defined in his Agreement) or as a result of his death or complete disability, Mr. Frederick shall be paid his salary and benefits through the effective date of termination. In the event that Mr. Frederick is terminated without Cause (as defined in his Agreement), Mr. Frederick shall be paid his salary and benefits through the effective date of termination, and, so long as he signs a release of claims, he shall also be entitled to receive a one-time payment of an amount equal to twelve months of his base salary and COBRA continuation benefits for the twelve months after termination paid for by the Company.

Mr. Frederick’s Agreement amends, restates and replaces that employment agreement entered into by and between the Company and Mr. Frederick, dated November 1, 2023.
Mr. DiBella’s Employment Agreement
On November 1, 2023, the Company and Mr. DiBella entered into an amended and restated employment agreement. Mr. DiBella’s Agreement is effective as of November 1, 2023, and has an initial term commencing November 1, 2023, and ending December 31, 2024, after which it will automatically renew for successive one-year terms (each such renewal term ending on December 31 of the applicable year), unless earlier terminated pursuant to its terms. Mr. DiBella will receive an annual base salary of $337,500 and is eligible to receive an annual performance bonus based upon actual performance in relation to specific performance metrics annually mutually determined with the Company’s Chief Executive Officer and approved by the Committee. The annual performance bonus shall consist of the following: (i) a target cash bonus based on individual and corporate metrics, which target is 25% of Mr. DiBella’s base salary, and (ii) a stock option grant, with a target of 15,000 stock options, to be issued under the 2021 Plan; provided, however, that the actual amount of cash and/or stock options granted to Mr. DiBella as a performance bonus for any given year, if any, may be less than or exceed the target amounts and shall be determined by the Board, in its sole discretion, based upon recommendation by the Committee. Mr. DiBella’s base salary, performance bonus and the performance bonus targets are subject to annual review by the Board and may be changed from time to time at the Board’s sole discretion, upon recommendation by the Committee. Effective on October 28, 2024, his base salary was increased to $345,300; his target cash bonus percentage and stock option grant remained unchanged.
On May 30, 2025, Mr. DiBella assumed a new role of Chief Revenue Officer with the existing employment agreement remaining the same.

On December 2, 2025, the Company and Mr. DiBella entered into an amended and restated employment agreement. Mr. DiBella will receive an annual base salary of $359,100 and is eligible to receive an annual performance bonus based upon actual performance in relation to specific performance metrics annually mutually determined with the Company’s Chief Executive Officer and approved by the Committee. The annual performance bonus shall consist of the following: (i) a target cash bonus based on individual and corporate metrics, which target is 25% of Mr. DiBella’s base salary, and (ii) a stock option grant, with a target of 15,000 stock options, to be issued under the 2021 Plan; provided, however, that the actual amount of cash and/or stock options granted to Mr. DiBella as a performance bonus for any given year, if any, may be less than or exceed the target amounts and shall be determined by the Board, in its sole discretion, based upon recommendation by the Committee. Mr. DiBella’s base salary, performance bonus and the performance bonus targets are subject to annual review by the Board and may be changed from time to time at the Board’s sole discretion, upon recommendation by the Committee. Effective on October 27, 2025, his base salary was increased to $359,100; his target cash bonus percentage and stock option grant remained unchanged.

In the event that Mr. DiBella is terminated for Cause (as defined in his Agreement), by mutual agreement or as a result of his death or complete disability, Mr. DiBella shall be paid his salary and benefits through the effective date of termination. In the event that Mr. DiBella is terminated without Cause (as defined in his Agreement), Mr. DiBella shall be paid his salary and benefits through the effective date of termination, and, so long as he signs a release of claims, he shall also be entitled to receive a one-time payment of an amount equal to twelve months of his base salary and COBRA continuation benefits for the twelve months after termination paid for by the Company.

Mr. DiBella’s Agreement amends, restates and replaces that employment agreement entered into by and between the Company and Mr. DiBella, dated November 1, 2023.

Ms. Fiedler-Kelly’s Employment Agreement

On November 1, 2023, the Company and Ms. Fiedler-Kelly entered into an amended and restated employment agreement. Ms. Fiedler Kelly’s Agreement is effective as of November 1, 2023, and has an initial term commencing November 1, 2023, and ending December 31, 2024, after which it will automatically renew for successive one-year terms (each such renewal term ending on December 31 of the applicable year), unless earlier terminated pursuant to its terms. Ms. Fiedler-Kelly will receive an annual base salary of $314,600 and is eligible to receive an annual performance bonus based upon actual performance in relation to specific performance metrics annually mutually determined with the Company’s Chief Executive Officer and approved by the Committee. The annual performance bonus shall consist of the following: (i) a target cash bonus based on individual and corporate metrics, which target is 25% of Ms. Fiedler-Kelly’s base salary, and (ii) a stock option grant, with a target of 15,000 stock options, to be issued under the 2021 Plan; provided, however, that the actual amount of cash and/or stock options granted to Ms. Fiedler-Kelly as a performance bonus for any given year, if any, may be less than or exceed the target amounts and shall be determined by the Board, in its sole discretion, based upon recommendation by the Committee. Ms. Fiedler-Kelly’s base salary, performance bonus and the performance bonus targets are subject to annual review by the Board and may be changed from time to time at the Board’s sole discretion, upon recommendation by the Committee.

On December 2, 2025, the Company and Ms. Fiedler-Kelly entered into an amended and restated employment agreement. Ms. Fiedler-Kelly will receive an annual base salary of $334,700 and is eligible to receive an annual performance bonus based upon actual performance in relation to specific performance metrics annually mutually determined with the Company’s Chief Executive Officer and approved by the Committee. The annual performance bonus shall consist of the following: (i) a target cash bonus based on individual and corporate metrics, which target is 25% of Ms. Fiedler-Kelly’s base salary, and (ii) a stock option grant, with a target of 15,000 stock options, to be issued under the 2021 Plan; provided, however, that the actual amount of cash and/or stock options granted to Ms. Fiedler-Kelly as a performance bonus for any given year, if any, may be less than or exceed the target amounts and shall be determined by the Board, in its sole discretion, based upon recommendation by the Committee. Ms. Fiedler-Kelly’s base salary, performance bonus and the performance bonus targets are subject to annual review by the Board and may be changed from time to time at the Board’s sole discretion, upon recommendation by the Committee.

In the event that Ms. Fiedler-Kelly is terminated for Cause (as defined in her Agreement), by mutual agreement or as a result of her death or complete disability, Ms. Fiedler-Kelly shall be paid her salary and benefits through the effective date of termination. In the event that Ms. Fiedler-Kelly is terminated without Cause (as defined in her Agreement), Ms. Fiedler-Kelly shall be paid her salary and benefits through the effective date of termination, and, so long as she signs a release of claims, she shall also be entitled to receive a one-time payment of an amount equal to twelve months of her base salary and COBRA continuation benefits for the twelve months after termination paid for by the Company.

Ms. Fiedler-Kelly’s Agreement amends, restates and replaces that employment agreement entered into by and between the Company and Ms. Fiedler-Kelly dated November 1, 2023.

Mr. Fohey’s Employment Agreement

On December 2, 2025, the Company and Mr. Fohey entered into an employment agreement. Mr. Fohey will receive an annual base salary of $283,100 and is eligible to receive an annual performance bonus based upon actual performance in relation to specific performance metrics annually mutually determined with the Company’s Chief Executive Officer and approved by the Committee. The annual performance bonus shall consist of the following: (i) a target cash bonus based on individual and corporate metrics, which target is 25% of Mr. Fohey’s base salary, and (ii) a stock option grant, with a target of 15,000 stock options, to be issued under the 2021 Plan; provided, however, that the actual amount of cash and/or stock options granted to Mr. Fohey as a performance bonus for any given year, if any, may be less than or exceed the target amounts and shall be determined by the Board, in its sole discretion, based upon recommendation by the Committee. Mr. Fohey’s base salary, performance bonus and the performance bonus targets are subject to annual review by the Board and may be changed from time to time at the Board’s sole discretion, upon recommendation by the Committee.

In the event that Mr. Fohey is terminated for Cause (as defined in his Agreement), by mutual agreement or as a result of his death or complete disability, Mr. Fohey shall be paid his salary and benefits through the effective date of termination. In the event that Mr. Fohey is terminated without Cause (as defined in his Agreement), Mr. Fohey shall be paid his salary and benefits through the effective date of termination, and, so long as he signs a release of claims, he shall also be entitled to receive a one-time payment of an amount equal to twelve months of his base salary and COBRA continuation benefits for the twelve months after termination paid for by the Company.
Mr. Chang’s Employment Agreement

On June 16, 2023, Steven Chang entered into a two-year employment agreement as the President of the Immunetrics division of the Company. Pursuant to the agreement, Mr. Chang received an annual base salary of $330,000 in fiscal year 2024; is eligible to receive Company stock options of between 5,000 and 15,000 per year; and is eligible to receive an annual performance bonus in an amount of up to 10% of salary, to be determined by the Compensation Committee of the Board. The agreement also provides that we may terminate the agreement without cause upon thirty days written notice, and upon any such termination, our only obligation to Mr. Chang would be for a payment equal to the greater of (i) 12 months of salary or (ii) the amount of salary for the remainder of the term of the agreement from the date of notice of termination. Further, the agreement provides that we may terminate the agreement for “cause” (as defined in the agreement) and that our only obligation to Mr. Chang upon any such termination would be limited to the payment of Mr. Chang’s salary and benefits through and until the effective date of any such termination. Effective on October 28, 2024, his base salary was increased to $337,600; his target cash bonus percentage and stock option grant remained unchanged.

On May 30, 2025, Mr. Chang assumed a new role of Global Head of Strategic Alliances with the existing employment agreement remaining the same.
Other Executive Officers and Company Employees

Bonuses for other executive officers and our employees are determined equitably based on a target bonus assigned to their position within the Company. The percent of target achieved is based on a calculation of Company performance, business unit/department performance and individual performance as determined by yearly goal achievement. All calculated bonuses are then approved by executive leadership and the Board.
The Company provides 401(k) matching up to 4% of US employees’ salaries or wages up to the U.S. Internal Revenue Service maximum allowable, regardless of their position within the Company.

The Company offers a competitive total-rewards program which includes competitive health and dental insurance plan options (with employee premiums paid by the Company), Company-paid disability and life insurance plans, flexible time off, and parental leave. All employees are eligible for our training and development program, which includes reimbursement for approved training, memberships and subscriptions, and conference attendance.

Grants of Plan-Based Awards
The following table discloses information about option grants to the Named Executive Officers during the fiscal year ended August 31, 2025:

Name	Grant Date	All Other Option Awards: Number of Securities Underlying Options	Exercise or Base price of Option Awards	Grant Date Fair Value of Stock and Option Awards (a)
Shawn O’Connor	10/17/2024	32,500	$33.29	$567,450
Will Frederick	10/17/2024	10,000	$33.29	174,600
Daniel Szot	10/17/2024	7,500	$33.29	130,950
John DiBella	10/17/2024	7,500	$33.29	130,950
Steven Chang	10/17/2024	7,500	$33.29	130,950
Jill Fiedler-Kelly	10/17/2024	7,500	$33.29	130,950
Josh Fohey	10/17/2024	5,000	$33.29	87,300
Total		77,500		1,353,150
(a)The amounts reported in the “Grant Date Fair Value of Stock and Option Awards” column reflect the aggregate grant date fair value of stock options awarded during the year computed in accordance with the provisions of Financial Accounting Standards Board, or FASB, Accounting Standards Codification, or ASC, Topic 718. See Note 7 to our consolidated financial statements in our Annual Report on Form 10-K, which was filed with the SEC on December 1, 2025, regarding assumptions underlying the valuation of equity awards. These amounts reflect the accounting cost for these stock options and do not reflect the actual economic value that may be realized by the named executive officer upon the vesting of the stock options, the exercise of the stock options or the sale of the common stock underlying such stock options.

Pay versus Performance

Compensation Actually Paid

Year(a)	SCT Total for CEO	Compensation Actually Paid to CEO (a)	Avg. Summary Compensation Table Total for Non-CEO NEOs	Avg. Compensation Actually Paid to Non-CEO NEOs (b)	Value of Initial Fixed $100 Investment Based On:		Net Income	Revenue
					Company TSR (c)	Peer Group TSR (SP600-351030) (d)
2025	1,096,572	(15,171)	481,533	98,046	24	44	(64,718,000)	79,179,000
2024	1,657,620	1,386,522	815,443	689,116	62	53	9,954,000	70,013,000
2023	1,942,005	1,477,766	745,283	488,551	76	110	9,961,000	59,577,000
2022	1,342,852	2,225,216	464,456	826,568	102	117	12,483,000	53,906,000
2021	1,072,271	693,668	554,394	394,518	75	155	9,782,000	46,466,000

(a)The Company’s CEO, and only principal executive officer, for each of fiscal 2025, 2024, 2023, 2022, and 2021 was Shawn O’Connor.

(b)The Company’s non-CEO NEO’s for fiscal 2025 were Will Frederick, Daniel Szot, John DiBella, Jill Fiedler-Kelly, Steven Chang, and Josh Fohey. The Company’s non-CEO NEOs for fiscal 2024 were Will Frederick, Daniel Szot, John DiBella, Steven Chang, and Dr. Brett Howell. The Company’s non-CEO NEOs for each of fiscal 2023, 2022, and 2021 were Will Frederick, John DiBella, Jill Fiedler-Kelly, and Dr. Brett Howell.

(c)Company total shareholder return (“TSR”) reflects TSR for Simulations Plus, Inc. (ticker: SLP). Peer Group TSR is calculated based on the S&P 600 Health Care Technology Industry Index (“SP600-351030”), which is used for purposes of Item 201(e)(1)(ii) of Regulation S-K under the Exchange Act.

To calculate Compensation Actually Paid (“CAP”), the following amounts were deducted from and added to the total compensation included in the SCT, above, as required by 17 CFR 229.402(v)(3).

The following footnotes (a) and (b) related to each of the following tables for each of the 2025, 2024, 2023, 2022, and 2021 fiscal years, respectively:

(a)Represents the grant-date fair value of option awards granted each year.

(b)Reflects the value of equity calculated in accordance with the SEC methodology for determining Compensation Actually Paid for each year shown. For all option awards, our methodology for calculating the value of options remained consistent between the grant-date fair-value measurement reflected in row one of the above table and the point-in-time fair-value measurements reflected in the adjustment rows that follow. In all cases, we use the closing price of our common stock on the Nasdaq Global Select Market on the applicable date as a basis for fair value.

	2025
	CEO ($)	Average for Non-CEO Named Executive Officers ($)
SCT Total	1,096,572	481,533
Adjustments
Deduction for Amounts Reported Under the “Option Awards” Column in the SCT (a)	(567,450)	(130,950)
Increase for Fair Value of Awards Granted during year that Remain Unvested as of Year End (b)	222,950	51,450
Increase for Fair Value of Awards Granted during year that Vest during year (b)	—	—
Increase/deduction for Change in Fair Value from Prior Year-end to Current Year-end of Awards Granted Prior to year that were Outstanding and Unvested as of Year-end (b)	(686,101)	(277,856)
Increase/deduction for Change in Fair Value from Prior Year-end to Vesting Date of Awards Granted Prior to year that Vested during year (b)	(81,142)	(26,131)
Compensation Actually Paid	(15,171)	98,046

	2024
	CEO ($)	Average for Non-CEO Named Executive Officers ($)
SCT Total	1,657,620	815,443
Adjustments
Deduction for Amounts Reported Under the “Option Awards” Column in the SCT (a)	(990,000)	(391,680)
Increase for Fair Value of Awards Granted during year that Remain Unvested as of Year End (b)	1,031,895	412,960
Increase for Fair Value of Awards Granted during year that Vest during year (b)	—	—
Increase/deduction for Change in Fair Value from Prior Year-end to Current Year-end of Awards Granted Prior to year that were Outstanding and Unvested as of Year-end (b)	(228,235)	(116,472)
Increase/deduction for Change in Fair Value from Prior Year-end to Vesting Date of Awards Granted Prior to year that Vested during year (b)	(84,758)	(31,135)
Compensation Actually Paid	1,386,522	689,116

	2023
	CEO ($)	Average for Non-CEO Named Executive Officers ($)
SCT Total	1,942,005	745,283
Adjustments
Deduction for Amounts Reported Under the “Option Awards” Column in the SCT (a)	(1,094,440)	(355,693)
Increase for Fair Value of Awards Granted during year that Remain Unvested as of Year End (b)	1,218,665	396,066
Increase for Fair Value of Awards Granted during year that Vest during year (b)	—	—
Increase/deduction for Change in Fair Value from Prior Year-end to Current Year-end of Awards Granted Prior to year that were Outstanding and Unvested as of Year-end (b)	(354,302)	(181,484)
Increase/deduction for Change in Fair Value from Prior Year-end to Vesting Date of Awards Granted Prior to year that Vested during year (b)	(234,161)	(115,621)
Compensation Actually Paid	1,477,766	488,551

	2022
	CEO ($)	Average for Non-CEO Named Executive Officers ($)
SCT Total	1,342,852	464,456
Adjustments
Deduction for Amounts Reported Under the “Option Awards” Column in the SCT (a)	(600,228)	(99,827)
Increase for Fair Value of Awards Granted during year that Remain Unvested as of Year End (b)	1,143,613	248,736
Increase for Fair Value of Awards Granted during year that Vest during year (b)	—	—
Increase/deduction for Change in Fair Value from Prior Year-end to Current Year-end of Awards Granted Prior to year that were Outstanding and Unvested as of Year-end (b)	303,112	105,661
Increase/deduction for Change in Fair Value from Prior Year-end to Vesting Date of Awards Granted Prior to year that Vested during year (b)	35,867	107,541
Compensation Actually Paid	2,225,216	826,568

	2021
	CEO ($)	Average for Non-CEO Named Executive Officers ($)
SCT Total	1,072,271	554,394
Adjustments
Deduction for Amounts Reported Under the “Option Awards” Column in the SCT (a)	(528,040)	(274,445)
Increase for Fair Value of Awards Granted during year that Remain Unvested as of Year End (b)	418,298	211,842
Increase for Fair Value of Awards Granted during year that Vest during year (b)	—	—
Increase/deduction for Change in Fair Value from Prior Year-end to Current Year-end of Awards Granted Prior to year that were Outstanding and Unvested as of Year-end (b)	(292,933)	(142,679)
Increase/deduction for Change in Fair Value from Prior Year-end to Vesting Date of Awards Granted Prior to year that Vested during year (b)	24,072	45,406
Compensation Actually Paid	693,668	394,518

Relationship Between Compensation Actually Paid and TSR:

Compensation Actually Paid vs. TSR

$155
$2.2
$117
$110
$1.5
$1.4
$75
$102
$76
$62
$0.7
$53
$44
$0.8
$0.7
$0.4
$0.5
$24
$0.1
$—
2021
2022
2023
2024
2025
CEO
Non-CEO NEO's
Company TSR
Peer TSR

CEO and Non-CEO NEOs CAP in millions; Company TSR and Peer TSR in US dollars per share on return on $100 investment.

Relationship Between Compensation Actually Paid and Net Income (loss):

Compensation Actually Paid vs. Net Income (loss)
$9.8
$2.2
$12.5
$10.0
$10.0
$1.5
$1.4
$0.7
$0.8
$0.7
$0.4
$0.5
$0.1
$—
$(64.7)
2021
2022
2023
2024
2025
CEO
Non-CEO NEO's
Net income

CEO and non-CEO NEOs CAP in millions; Net Income (loss) in millions.

Relationship Between Compensation Actually Paid and Revenue:

Compensation Actually Paid vs. Revenue
$79.2
$70.0
$59.6
$53.9
$46.5
$2.2
$1.5
$1.4
$0.7
$0.8
$0.4
$0.5
$0.7
$0.1
2021
2022
2023
2024
2025
CEO
Non-CEO NEO's
Revenue

CEO and non-CEO NEOs CAP in millions; Revenue in millions.

Outstanding Equity Awards
The following table sets forth information regarding outstanding equity awards held by our Named Executive Officers as of August 31, 2025:

Name(a)	Number of Securities Underlying Unexercised Options (Exercisable)		Number of Securities Underlying Unexercised Options (Unexercisable)		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date

Shawn O’Connor	—	(a)	32,500	(a)		$33.29	10/17/2034
	20,000	(a)	30,000	(a)	—	$39.98	10/19/2033
	35,000	(a)	15,000	(a)	—	$43.91	10/20/2032
	30,000	(a)	—	(a)	—	$46.09	10/26/2031
	25,000	(a)	—		—	$59.97	09/04/2030
	20,000	(a)	—		—	$36.11	09/01/2029
	20,000	(a)	—		—	$23.75	06/26/2028
Total	150,000		77,500		—

Will Frederick	—	(c)	10,000	(c)		$33.29	10/17/2034
	6,250	(c)	18,750	(c)	—	$39.98	10/19/2033
	10,000	(c)	10,000	(c)	—	$43.91	10/20/2032
	3,525	(c)	1,875	(c)	—	$37.89	10/20/2031
	20,000	(c)	—	(c)	—	$56.40	12/01/2030
Total	39,775		40,625		—

Daniel Szot	—		—	(d)		$33.29	10/17/2034
	—		—	(d)	—	$41.15	03/28/2034

Total	—		—		—

John DiBella	—	(c)	7,500	(c)	(1)	$33.29	10/17/2034
	3,750	(c)	11,250	(c)	—	$39.98	10/19/2033
	7,500	(c)	7,500	(c)	—	$43.91	10/20/2032
	6,450	(c)	2,150	(c)	—	$37.89	10/20/2031
	9,300	(c)	—	(c)	—	$57.67	12/07/2030
	5,000	(b)	—	(b)	—	$32.57	12/06/2029
	2,589	(b)	—		—	$19.81	12/11/2028
	26,206	(b)	—		—	$10.05	02/23/2027
	10,300	(b)	—		—	$9.71	02/25/2026
Total	71,095		28,400		—

Steven Chang	—	(c)	7,500	(c)	—	$33.29	10/17/2034
	3,000	(c)	12,000	(b)	—	$39.98	10/19/2033
Total	3,000		19,500		—

Jill Fiedler-Kelly	—	(c)	7,500	(c)	—	$33.29	10/17/2034
	3,750	(c)	11,250	(c)	—	$39.98	10/19/2033
	7,500	(c)	7,500	(c)	—	$43.91	10/20/2032
	3,750	(c)	1,250	(c)	—	$37.89	10/20/2031
	9,300	(c)	—	(c)	—	$57.67	12/07/2030
	5,000	(b)	—	(b)	—	$32.57	12/06/2029
	7,000	(b)	—		—	$19.81	12/11/2028
	9,400	(b)	—		—	$10.05	02/23/2027
	8,950	(b)	—		—	$9.71	02/25/2026
Total	54,650		20,000		—

Josh Fohey	—	(b)	5,000	(b)		$33.29	10/17/2034
	1,250	(c)	3,750	(c)		$45.65	12/28/2032
	2,500	(c)	2,500	(c)		$42.67	11/11/2032
	2,500	(c)	2,500	(c)		$43.91	10/20/2032
	2,000	(b)	500	(b)		$37.89	10/20/2031
	2,000	(b)	500	(b)		$57.67	12/07/2030
	2,500	(b)	—	(b)		$32.57	12/06/2029
	1,000	(b)	—	(b)	—	$22.07	04/23/2029
Total	13,750		14,750		—
__________________
(a)Options vest on each of the first three anniversaries of the grant date at a rate of 40%, 30%, and 30% of the shares subject to the option, respectively, and have a 10-year term.
(b)Options vest as to 20% of the shares subject to the option on each of the first five anniversaries of the grant date and have a 10-year term.
(c)Options vest as to 25% of the shares subject to the option on each of the first four anniversaries of the grant date and have a 10-year term.

(d)All unvested options outstanding were forfeited upon Mr. Szot’s departure.

Equity Compensation Plan Information
The following table provides information as of August 31, 2025, regarding our equity compensation plans:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	1,923,798	$36.98	1,069,771
Equity compensation plans not approved by security holders	—	—	—
Total	1,923,798	$36.98	1,069,771
Option Exercises and Stock Vested

The following table sets forth information regarding stock option exercises for the Company’s NEOs during the fiscal year ended August 31, 2025:

Option Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($) (1)
Shawn O’Connor	—	—
Will Frederick	—	—
Daniel Szot	—	—
John DiBella	—	—
Steven Chang	—	—
Jill Fiedler-Kelly	2,250	54,180

(1) If the shares were sold immediately upon exercise, the value realized on exercise of the option is the difference between the actual sales price and the exercise price of the option. Otherwise, the value realized is the difference between the closing price of the Company’s common stock on the Nasdaq Global Select Market on the date of exercise and the exercise price of the option.

No restricted stock awards or restricted stock units have been issued to our NEOs.
Pay Ratio Disclosure

The following is a reasonable estimate, prepared under applicable SEC rules, of the ratio of the annual total compensation of our CEO to the median of the annual total compensation of our other employees. We determined our median employee based on base salary (annualized in the case of full- and part-time employees who joined the Company during fiscal year 2025) of each of our employees (excluding the CEO), as of August 31, 2025. The annual total compensation of our median employee (other than the CEO) for 2025 was $142,614. As disclosed in the Summary Compensation Table appearing on page 40 of this Proxy Statement, our CEO’s annual total compensation for fiscal year 2025 was $1,096,572. Based on the foregoing, our estimate of the ratio of the annual total compensation of our CEO to the median of the annual total compensation of all other employees was 8 to 1. Given the different methodologies that various public companies will use to determine an estimate of their pay ratio, the estimated ratio reported above should not be used as a basis for comparison between companies.

HOUSEHOLDING OF MATERIALS
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.
We have adopted householding for our shareholders who share an address. If you reside at the same address as another shareholder of the Company and wish to receive a separate copy of the applicable materials, you may do so by making a written or oral request to: Will Frederick, Simulations Plus, Inc., P.O. Box 12317, Research Triangle Park, NC 27709, or call (661) 723-7723. Upon your request, we will promptly deliver a separate copy to you.
Some brokers household proxy materials, delivering a single proxy statement or notice to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If at any time you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, please notify your broker directly.
Any shareholders who share the same address and currently receive multiple copies of our proxy statements and annual reports, as applicable, and who wish to receive only one copy in the future may contact their bank, broker, or other holder of record, or the Company at the contact information listed above, to request information about householding.
SHAREHOLDER COMMUNICATIONS
Shareholders are encouraged to contact the Company with any requests for information or to communicate with the Board via telephone, mail, or through our website investor information request form at: http://www.simulations-plus.com/InvestorForm.aspx or through the general information request page: http://www.simulations-plus.com/contact.aspx.

SHAREHOLDER PROPOSALS
Shareholders may submit proposals on matters appropriate for shareholder action at our subsequent annual meetings consistent with Rule 14a-8 promulgated under the Exchange Act. For such proposals to be considered timely, they must be received in writing by our Secretary no later than 120 days before the one year anniversary of the date on which the Company first sent its proxy materials to shareholders for the prior year’s annual meeting of shareholders. For such proposals to be considered for inclusion in this Proxy Statement and the proxy relating to this Annual Meeting, they must have been received by us no later than August 25, 2025. For such proposals to be considered for inclusion in the proxy statement and proxy relating to our next annual meeting of shareholders, they must be received by us no later than August 24, 2026. Notwithstanding the foregoing, if our next annual meeting of shareholders is held more than 30 days before or after the anniversary of this Annual Meeting, then the deadline for such proposals to be considered for inclusion in the proxy statement and proxy relating to our next annual meeting of shareholders will be a reasonable time before we begin to print and send our proxy materials.

Shareholders who wish to nominate individuals for election as directors at our subsequent annual meetings must follow the process and satisfy the requirements set forth in Rule 14a-19 promulgated under the Exchange Act. For notice of such nominations to be considered timely, the notice must be submitted to our Secretary in writing and must be postmarked or electronically submitted no later than 60 days before the one-year anniversary of the annual meeting of shareholders of the Company for the prior year. Notwithstanding the foregoing, if we did not hold an annual meeting the prior year or our annual meeting of shareholders is held more than 30 days before or after the anniversary of the prior year’s annual meeting, then notice must be provided by the later of 60 days prior to the date of the current year’s annual meeting or the 10th calendar day following the day on which public announcement of the date of the annual meeting is first made by us. For nominees to be considered for inclusion in this Proxy Statement and the proxy relating to this Annual Meeting, notice thereof must have been postmarked or electronically submitted no later than December 15, 2025. For nominees to be considered for inclusion in the proxy statement and proxy relating to our next annual meeting of shareholders, notice thereof must be postmarked or electronically submitted no later than December 14, 2026.

Notice of shareholder proposals and director nominees for inclusion at our next annual meeting of shareholders should be directed to the attention of the Corporate Secretary of the Company, Will Frederick, P.O. Box 12317, Research Triangle Park, NC 27709. Any proposal will be included in next year’s proxy materials only if such proposal complies with the rules and regulations promulgated by the SEC, including the provisions of Rule 14a-8 and Rule 14a-19 promulgated under the Exchange Act. Nothing in this section shall be deemed to require us to include in our proxy statement or our proxy relating to any meeting any shareholder proposal or nomination that does not meet all of the requirements for inclusion established by the SEC.
OTHER MATTERS
The Board knows of no other matters to be presented at the Meeting other than those described above. However, if any other matters properly come before the Meeting, it is intended that any shares voted by proxy will be voted in the discretion of the Board.

PROXY

SIMULATIONS PLUS, INC.
C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS, INC.
P.O. BOX 1342
BRENTWOOD, NY 11717

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com** or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on February 11, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/SLP2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on February 11, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V82582-P41256 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

SIMULATIONS PLUS, INC.

The Board of Directors recommends you vote FOR each of the following director nominees.

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

1) Dr. Daniel Weiner
2) Dr. Walter S. Woltosz
3) Dr. John K. Paglia
4) Sharlene Evans

The Board of Directors recommends you vote FOR each of PROPOSALS 2 and 3.

NOTE: The undersigned hereby revokes any proxy or proxies heretofore given to vote upon or act with respect to such stock and hereby ratifies all that the proxies, their substitutes, or any of them, may lawfully do by virtue hereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Appendix A

THIRD AMENDMENT TO
2021 EQUITY INCENTIVE PLAN
OF
SIMULATIONS PLUS, INC.

WHEREAS, the Board of Directors and stockholders of Simulations Plus, Inc. (the “Company”) have adopted the 2021 Equity Incentive Plan of Simulations Plus, Inc., dated April 9, 2021, as amended by that First Amendment to 2021 Equity Incentive Plan of the Company, dated as of February 9, 2023, as amended by that Second Amendment to 2021 Equity Incentive Plan of the Company, dated as of February 8, 2024 ( as amended, the “Plan”);

WHEREAS, pursuant to Section 4(a) of the Plan, a total of 2,500,000 shares of the common stock, par value $0.001 per share, of the Company (“Common Stock”) have been authorized and reserved for issuance under the Plan;

WHEREAS, the Company desires to increase the number of shares issuable under the Plan to 3,450,000 shares, including shares previously issued thereunder; and

WHEREAS, Section 14 of the Plan permits the Company to amend the Plan from time to time, subject to certain limitations specified therein, including stockholder approval of certain amendments.

NOW, THEREFORE, the following amendments and modifications are hereby made a part of the Plan subject to, and effective as of the date of, the approval of stockholders of the Plan on _________, 2025:

1. Section 4(a) of the Plan is hereby amended and restated to read in its entirety as follows:

(a) Shares Subject to the Plan. Subject to the provisions of Section 10 relating to adjustments upon changes in stock, the Award Shares that may be issued pursuant to Stock Awards shall not exceed in the aggregate three million four hundred fifty thousand (3,450,000) shares of the Company’s Common Stock. Of such amount, three million four hundred fifty thousand (3,450,000) Award Shares may be issued pursuant to Incentive Stock Options.

2. In all other respects, the Plan, as amended, is hereby ratified and confirmed and shall remain in full force and effect.

IN WITNESS WHEREOF, the Company has executed this Third Amendment to 2021 Equity Incentive Plan of Simulations Plus, Inc. as of ________, 2025:

SIMULATIONS PLUS, INC.

By:
Name:	Shawn O’Connor
Its:	Chief Executive Officer

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